                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SEALED AIR CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

    5) Total fee paid:

       ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


  1) Amount Previously Paid:

      -------------------------------
  2) Form, Schedule or Registration Statement No.:

      ------------------------------------------
  3) Filing Party:

      ------------------------------------------
  4) Date Filed:

      ------------------------------------------

[SEALED AIR CORPORATION LETTERHEAD]

                                        May 21, 1998

Dear Fellow Stockholder:


     You are cordially invited to attend the Annual Meeting of the Stockholders of Sealed Air Corporation scheduled to be held on Friday, June 26, 1998 at 11:00 a.m. at the Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey. Your Board of Directors and senior management look forward to greeting personally those stockholders able to attend.

     At this meeting, you will be asked to elect three directors, to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors for 1998, to approve additional shares for issuance under the Company's Contingent Stock Plan as well as some other amendments to that Plan, and to approve the Directors Stock Plan. All of these proposals are important, and we urge you to vote in favor of them.

     You will also be asked to vote on certain amendments to the Company's charter to repeal certain provisions that hamper the exercise by the stockholders of their rights to influence the Company's corporate governance. The repeal of these provisions requires the affirmative vote of more than 80% of the Company's stock, so it is particularly important that you vote in favor of these amendments.


     Regardless of the number of shares of Common Stock or Preferred Stock you own, it is important that they be represented and voted at the meeting. Please sign, date and mail the enclosed proxy in the return envelope provided. Your prompt cooperation is appreciated.


     On behalf of your Board of Directors, we thank you for your continued support.


                                        Sincerely,



                                        T. J. DERMOT DUNPHY
                                        Chairman of the Board and
                                        Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 JUNE 26, 1998
                                 ------------
     The Annual Meeting of Stockholders of Sealed Air Corporation, a Delaware corporation (the "Company"), will be held on June 26, 1998 at 11:00 a.m. local time, at the Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey 07663-5291, for the following purposes:

     1. to consider and act upon proposed amendments to the Company's Amended and Restated Certificate of Incorporation that would repeal certain provisions of the Certificate of Incorporation, which amendments will require the affirmative vote of 80% in voting power of the Company's capital stock, the provisions proposed to be repealed being as follows:

          (a) provisions requiring a classified board and removal of directors only for cause;

          (b) a provision prohibiting stockholder action by written consent;
           and

          (c) a provision requiring 80% stockholder vote to amend the Company's by-laws;

     2.   to elect three directors of the Company as Class III directors;

     3. to consider and act upon certain proposed amendments of the Contingent Stock Plan of the Company, including an amendment authorizing the issuance of an additional 2,049,550 shares of the Company's Common Stock under such Plan;

     4. to consider and act upon the proposed Restricted Stock Plan for Non-Employee Directors of the Company;

     5. to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998; and


     6. to transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on May 5, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     A copy of the Company's 1997 Annual Report to Stockholders has been sent to all stockholders of record. Additional copies are available upon request.

     The Company invites you to attend the meeting so that management can review the past year with you, listen to your suggestions, and answer any questions you may have. In any event, because it is important that as many stockholders as possible be represented at the meeting, please review the attached Proxy Statement promptly and then complete and return the enclosed proxy in the accompanying post-paid, addressed envelope. If you attend the meeting, you may vote your shares personally even though you have previously mailed the enclosed proxy.


                      By Order of the Board of Directors
                              H. KATHERINE WHITE
                                   Secretary


Saddle Brook, New Jersey
May 21, 1998

                                   CONTENTS




                                                                                    PAGE
                                                                                 ----------
General Information ..........................................................        1
The Merger and Related Transactions ..........................................        2
Management ...................................................................        2
Voting Securities ............................................................        3
Repeal of Supermajority Provisions of the Sealed Air Charter .................        7
Election of Directors ........................................................        8
Committees of the Board of Directors .........................................       10
 Current Committees of the Board of Directors ................................       10
 Committees of the Board Prior to the Merger .................................       10
 Compensation Committee Interlocks and Insider Participation .................       11
Directors' Compensation ......................................................       12
 Current Directors' Compensation .............................................       12
 Directors' Compensation Prior to the Merger .................................       12
Executive Compensation .......................................................       13
 Report of Old Sealed Air's Organization and Compensation Committee on
   Executive Compensation ....................................................       13
 Common Stock Performance Comparisons ........................................       18
Executive Officers ...........................................................       20
Approval of Amendments to the Contingent Stock Plan ..........................       22
Approval of Restricted Stock Plan for Non-Employee Directors .................       23
Selection of Auditors ........................................................       25
Stockholder Proposals for the 1999 Annual Meeting ............................       26
Other Matters ................................................................       26
Annex A -- Proposed Amendments to the Sealed Air Charter .....................       A-1
Annex B -- Summary Compensation Table for Old Sealed Air Prior to the Merger .       B-1
Annex C -- Executive Compensation for the Company Prior to the Merger ........       C-1
Annex D -- Contingent Stock Plan of Sealed Air Corporation, As Proposed to Be
           Amended .............................................................     D-1
Annex E -- Restricted Stock Plan for Non-Employee Directors of Sealed Air
           Corporation .........................................................     E-1

                            SEALED AIR CORPORATION
                                 PARK 80 EAST
                      SADDLE BROOK, NEW JERSEY 07663-5291

                                PROXY STATEMENT

                               DATED MAY 21, 1998
                               ----------------
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 26, 1998
                               ----------------
                              GENERAL INFORMATION

     This Proxy Statement is being furnished to the holders of the Common Stock and Preferred Stock (as defined below) of Sealed Air Corporation, a Delaware corporation formerly named W. R. Grace & Co. (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey at 11:00 a.m. local time on June 26, 1998, and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about May 21, 1998.

     In order for shares of Common Stock or Preferred Stock to be voted at the Annual Meeting, the record owner of such shares must either duly execute and return a proxy representing such shares at or before the Annual Meeting or vote such shares in person at the Annual Meeting. Shares represented by proxies so executed and returned will be treated as being present for the purpose of determining the presence of a quorum at the meeting. If a stockholder specifies on the proxy the manner in which such stockholder's shares of Common Stock or Preferred Stock are to be voted on a matter, the shares represented by the proxy will be voted in accordance with such specification. If a stockholder does not make such a voting specification, such shares will be voted in the manner recommended by the Board of Directors as indicated in this Proxy Statement and on the proxy.

     Stockholders who own shares of Common Stock or Preferred Stock through a brokerage firm, bank or other nominee should expect to be contacted by such institution for voting instructions. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from their customers who are the beneficial owners of such shares. The Company understands that, unless instructed to the contrary by the beneficial owners of shares held in street name, brokers may exercise such authority to vote on the election of directors, the amendment of the Contingent Stock Plan, the adoption of the Restricted Stock Plan for Non-Employee Directors, and the ratification of the appointment of the Company's auditors. However, brokers may not exercise such discretionary voting authority with respect to the proposed amendments to the Company's Amended and Restated Certificate of Incorporation (the "Sealed Air Charter"). Stockholders holding shares of Common Stock or Preferred Stock in street name or otherwise through a broker who desire to vote in favor of the proposed amendments to the Sealed Air Charter must provide their broker with instructions to vote their shares in favor of such matter. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by the stockholders will be treated as present at the meeting for the purpose of determining a quorum. Abstentions, but not broker non-votes, will be counted as votes cast on such matters.

     A holder of record of Common Stock or Preferred Stock giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by executing and delivering to the Company a subsequently dated proxy, or by voting in person at the Annual Meeting. Any holder of Common Stock or Preferred Stock may vote in person at the Annual Meeting whether or not he or she has previously given a proxy.

     For each participant in the Company's Profit-Sharing Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Bankers Trust Company, trustee for the Profit-Sharing Plan ("Bankers Trust"), for the shares of Common Stock allocated to his or her account in such Plan. For each participant in the Company's Thrift Plan for Cryovac Employees, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity Management Trust Company ("Fidelity"), trustee for the Thrift Plan for Cryovac Employees, for the shares of Common Stock and Preferred Stock allocated to his or her account in such Plan. Bankers Trust and Fidelity will vote such shares as directed by each participant who provides voting instructions to it. The terms of each such Plan provide that shares allocated to the accounts of participants who do not provide voting instructions will be voted by Bankers Trust or Fidelity, as the case may be, in the same proportion as shares are voted on behalf of participants who provide voting instructions.


                      THE MERGER AND RELATED TRANSACTIONS

     On March 31, 1998, the Company and Sealed Air Corporation (US), a Delaware corporation formerly known as Sealed Air Corporation ("old Sealed Air"), completed a series of related transactions as a result of which, among other things:

     (a) The Company's specialty chemicals business was separated from its packaging business, the packaging business was contributed to one wholly owned subsidiary ("Cryovac"), and the specialty chemicals business was contributed to another wholly owned subsidiary ("New Grace"), pursuant to a Distribution Agreement dated as of March 30, 1998 among the Company, W. R. Grace & Co.-Conn. and New Grace. The Company then distributed all of the outstanding shares of common stock of New Grace to the Company's stockholders at that time, and those stockholders became stockholders of New Grace, which is now a separate publicly owned corporation. These transactions are referred to in this Proxy Statement as the "Reorganization."

     (b) The Company recapitalized its outstanding shares of common stock, par value $0.01 per share ("Old Grace Common Stock"), into the Common Stock and the Preferred Stock (the "Recapitalization").

     (c) A subsidiary of the Company merged into old Sealed Air, with old Sealed Air being the surviving corporation (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of August 14, 1997 among the Company, old Sealed Air and such subsidiary (the "Merger Agreement").

     The Merger and the related transactions described above were approved by the Company's stockholders at a special meeting held on March 20, 1998, and the Merger was approved by the stockholders of old Sealed Air at a special meeting held on March 23, 1998. As a result of these transactions, New Grace became a separate publicly owned corporation named W. R. Grace & Co., which is managed by the former management of the Company, and the Company, which now operates the businesses of old Sealed Air and Cryovac and is managed primarily by the former management of old Sealed Air, was renamed Sealed Air Corporation.

     In the Recapitalization, the outstanding shares of Old Grace Common Stock were converted into approximately 40,648,000 shares of Common Stock and 36,000,000 shares of Preferred Stock, and pursuant to the Merger Agreement, each of the 42,624,246 shares of the common stock, par value $0.01 per share, of old Sealed Air ("old Sealed Air Common Stock") outstanding on March 31, 1998 was converted into one share of the Common Stock of the Company. In addition, outstanding options to purchase Old Grace Common Stock that were held by Cryovac's employees were converted into options to purchase approximately 489,300 shares of the Company's Common Stock.

                                  MANAGEMENT

     Upon the completion of the Merger on March 31, 1998, in accordance with the Merger Agreement, all of the directors of the Company other than Hank Brown, Christopher Cheng, Virginia A. Kamsky and John E. Phipps resigned as directors of the Company. These four remaining directors then elected as additional directors in the classes set forth below under "Election of Directors" the seven persons who were serving as directors of old Sealed Air immediately prior to the Merger. The Board also elected T. J. Dermot Dunphy, the Chairman of the Board and Chief Executive Officer of old Sealed Air, as its Chairman.

     In addition, in accordance with the Merger Agreement, all of the persons who had served as executive officers of the Company prior to the Merger other than Mr. Kaenzig resigned effective upon the completion of the Merger. The Board of Directors has appointed the persons listed in the table under "Executive Officers" on page 20 to serve as the executive officers of the Company.

                               VOTING SECURITIES

     The voting securities of the Company are the outstanding shares of its common stock, par value $0.10 per share ("Common Stock"), and its Series A convertible preferred stock, par value $0.10 per share ("Preferred Stock"). As of the close of business on May 5, 1998, 83,272,061 shares of Common Stock were issued and outstanding, each of which is entitled to one vote at the Annual Meeting. As of the close of business on May 5, 1998, 36,021,851 shares of Preferred Stock were issued and outstanding, each of which is entitled to 0.885 votes at the Annual Meeting, with the Preferred Stock being entitled to an aggregate of 31,879,338 votes at the Annual Meeting. Only holders of record of Common Stock and Preferred Stock at the close of business on May 5, 1998 will be entitled to notice of and to vote at the Annual Meeting.


     A majority in voting power of the outstanding shares of Common Stock and Preferred Stock present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Under the Sealed Air Charter, the proposed amendments to the Sealed Air Charter must be approved by the affirmative vote of at least 80 percent of the combined voting power of the shares of Common Stock and Preferred Stock. Under the Sealed Air Charter and By-Laws and the laws of the State of Delaware, the directors are elected by a plurality of the votes cast in the election, and the amendment of the Company's Contingent Stock Plan, the adoption of the Restricted Stock Plan for Non-Employee Directors, and the ratification of the appointment of auditors and any other matters to be considered at the Annual Meeting must be approved by the affirmative vote of the holders of a majority of the combined voting power of the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting.

     The following table sets forth, as of the date indicated in the applicable
Schedule 13G with respect to each person identified as having filed a Schedule 13G and as of April 30, 1998 with respect to each current director, nominee for election as a director and current executive officer named in the Summary Compensation Tables set forth in Annexes B and C, the number and percentage of outstanding shares of Common Stock and Preferred Stock (i) beneficially owned by each person known to the Company to be the beneficial owner of more than five percent of the then outstanding shares of each such class, (ii) beneficially owned, directly or indirectly, by each current director, nominee for election as a director and by each of the current executive officers of the Company named in the Summary Compensation Tables set forth in Annexes B and C, and (iii) beneficially owned, directly or indirectly, by all such directors and executive officers of the Company as a group.




                                                                    SHARES OF                 PERCENTAGE
                                                                      CLASS                 OF OUTSTANDING
                   BENEFICIAL OWNER                            BENEFICIALLY OWNED           SHARES IN CLASS
-----------------------------------------------------   --------------------------------   ----------------
   COMMON STOCK:
   FMR Corp.(1) .....................................              10,007,650                     12.0%
     82 Devonshire Street
     Boston, Massachusetts 02109
   Lincoln Capital Management Company (2) ...........               7,558,221                      8.7
     200 South Wacker Drive, Suite 2100
     Chicago, Illinois 60606
   Tiger Management L.L.C. and
     Tiger Performance L.L.C.(3) ....................               6,593,352                      7.7
     101 Park Avenue
     New York, New York 10178
   The Equitable Companies Incorporated (4) .........               4,465,278                      5.4
     1290 Avenue of the Americas
     New York, New York 10104
   Hank Brown .......................................                   1,234 (5)(6)                 *
   John K. Castle ...................................                  12,936                        *
   Christopher Cheng ................................                     475 (5)(6)                 *
   Lawrence R. Codey ................................                   5,800                        *
   Bruce A. Cruikshank ..............................                 192,905 (7)(8)                 *
   T. J. Dermot Dunphy ..............................               1,142,003 (6)(7)(8)            1.4
   Charles F. Farrell, Jr ...........................                  19,400 (6)                    *
   David Freeman ....................................                   5,600                        *
   William V. Hickey ................................                 327,182 (5)(7)(8)              *
   J. Gary Kaenzig, Jr ..............................                  44,989 (5)(7)(9)              *
   Virginia A. Kamsky ...............................                   2,802 (5)                    *
   Alan H. Miller ...................................                 502,710 (6)                    *
   Robert A. Pesci ..................................                  77,613 (7)(8)                 *
   John E. Phipps ...................................                  31,768 (5)(6)                 *
   Robert L. San Soucie .............................                   8,900 (6)                    *
   All directors and executive officers as a group
     (27 persons) ...................................               3,031,920 (5)(7)(8)
                                                                              (9)(10)              3.7
   SERIES A CONVERTIBLE PREFERRED STOCK:
   FMR Corp.(1) .....................................               2,641,731                      7.3
     82 Devonshire Street
     Boston, Massachusetts 02109
   Lincoln Capital Management Company (2) ...........               3,754,732                     10.4
     200 South Wacker Drive, Suite 2100
     Chicago, Illinois 60606


                                                                 SHARES OF             PERCENTAGE
                                                                   CLASS             OF OUTSTANDING
                   BENEFICIAL OWNER                         BENEFICIALLY OWNED       SHARES IN CLASS
------------------------------------------------------   ------------------------   ----------------
   Tiger Management L.L.C. and
     Tiger Performance L.L.C. (3) ....................         3,275,410                    9.1
     101 Park Avenue
     New York, New York 10178
   Hank Brown ........................................               613 (11)                *
   Christopher Cheng .................................               236 (11)                *
   J. Gary Kaenzig, Jr ...............................             2,645 (9)(11)             *
   William V. Hickey .................................               136                     *
   Virginia A. Kamsky ................................             1,392                     *
   John E. Phipps ....................................            15,781 (11)                *
   All directors and executive officers as a group (27
     persons) ........................................            21,107 (9)(11)             *


----------
*    Less than 1%.

(1) The ownership information set forth in the table is based on material contained in Amendment No. 3 to Schedule 13G dated February 14, 1998 filed with the Securities and Exchange Commission (the "SEC") by FMR Corp. ("FMR"), which indicated that FMR had sole voting power as to 141,700 shares and sole dispositive power as to 4,690,000 shares of old Sealed Air Common Stock and a Schedule 13G, dated February 14, 1998, filed with the SEC by FMR, which indicated that FMR had sole voting power as to 356,440 shares of Old Grace Common Stock and sole dispositive power as to 5,561,540 shares of Old Grace Common Stock. The Company has adjusted such ownership information to give effect to the Recapitalization and the Merger. The number of shares of Common Stock beneficially owned includes the right to acquire 2,336,611 shares of Common Stock upon conversion of shares of Preferred Stock.

(2) The ownership information set forth in the table is based on material contained in a Schedule 13G dated February 26, 1998 filed with the SEC by Lincoln Capital Management Company ("Lincoln") with respect to the ownership of shares of Old Grace Common Stock, which indicated that Lincoln had sole voting power as to 4,060,700 shares of Old Grace Common Stock and sole dispositive power as to 7,904,700 shares of Old Grace Common Stock. The Company has adjusted such ownership information to give effect to the Recapitalization and the Merger. The number of shares beneficially owned includes the right to acquire 3,321,302 shares of Common Stock upon conversion of shares of Preferred Stock.

(3) The ownership information set forth in the table is based on material contained in a Schedule 13G dated February 13, 1998 filed with the SEC by Tiger Management L.L.C., Tiger Performance L.L.C. and Julian H. Robertson, Jr. (collectively, "Tiger") with respect to the ownership of shares of Old Grace Common Stock which indicated that Tiger had shared voting power and shared dispositive power as to 6,895,600 shares of Old Grace Common Stock. The Company has adjusted such ownership information to give effect to the Recapitalization and the Merger. The number of shares of Common Stock beneficially owned includes the right to acquire 2,897,311 shares of Common Stock upon conversion of shares of Preferred Stock.

(4) The ownership information set forth in the table is based on material with respect to the ownership of shares of old Sealed Air Common Stock contained in Amendment No. 1 to Schedule 13G dated February 10, 1998 filed with the SEC by The Equitable Companies Incorporated ("Equitable Companies"), AXA-UAP, which beneficially owns a majority interest in Equitable Companies, and Mutuelles AXA, which as a group beneficially own a majority interest in AXA-UAP. The Schedule 13G stated that the shares were acquired solely for investment purposes. The Company has adjusted such ownership information to give effect to the Recapitalization and the Merger. The shares are owned by the following subsidiaries of Equitable Companies in the amounts indicated: The Equitable Life Assurance Society of the United States, 30,700; Alliance Capital Management L.P., 4,434,478; and Donaldson, Lufkin & Jenrette Securities Corporation, 100.

(5) The number of shares of Common Stock listed for Messrs. Brown, Cheng, Hickey, Kaenzig and Phipps, for Ms. Kamsky and for all directors and executive officers as a group includes the right to acquire 542, 208, 120, 2,339, 13,959, 1,231 and 18,665 shares of Common Stock, respectively, upon conversion of shares of Preferred Stock.

(6) The number of shares of Common Stock held by Messrs. Brown, Cheng and Phipps includes 82, 75 and 2,068 shares, respectively, held by trusts of which they are beneficiaries. The number of shares of Common Stock held by Mr. Dunphy includes 81,600 shares held by him as custodian for certain of his children and 29,250 shares held by a charitable foundation for which he shares voting and investment power. The number of shares of Common Stock held by Mr. Farrell includes 11,200 shares held in a revocable retirement trust of which he is the trustee and sole beneficiary. All but 1,200 of the Common Stock shares held by Mr. Miller are held indirectly through a limited partnership for which he shares voting and investment power. The number of shares of Common Stock held by Mr. Phipps includes 9,352 shares held by trusts over which he shares voting and investment power, and 4,824 shares held in trust for his wife. Mr. San Soucie shares investment and voting power as to 620 of the shares of Common Stock beneficially owned by him with his wife.

(7) The number of shares of Common Stock listed for Messrs. Dunphy, Hickey, Kaenzig, Cruikshank, Pesci and all directors and executive officers as a group includes the right to acquire 80,000, 40,000, 23,500, 10,000, 10,000 and 191,500 shares, respectively, under the Company's Contingent Stock Plan. The number of shares listed for Mr. Kaenzig and all directors and executive officers as a group includes the right to acquire 16,165 and 28,543 shares, respectively, upon exercise of options granted by Old Grace.

(8) This figure includes approximately 67,353, 13,302, 20,615, 24,213 and 221,065 shares of Common Stock held in the Company's Profit-Sharing Plan trust fund with respect to which Messrs. Dunphy, Hickey, Cruikshank, Pesci and the executive officers of the Company who participate in such Plan as a group, respectively, may, by virtue of their participation in such Plan, be deemed to be beneficial owners. The participants in such Plan include, in general, all full-time employees of the Company except employees who are covered by collective bargaining agreements that do not provide for their participation. As of April 30, 1998, approximately 2,149,329 shares of Common Stock were held in the trust fund under such Plan, constituting approximately 2.6% of the outstanding shares of Common Stock. The Company has been advised that Bankers Trust Company, the trustee of such Plan, does not deem itself the beneficial owner of the shares of Common Stock held as trustee of such Plan.

(9) The number of shares of Common Stock listed for Mr. Kaenzig and for all directors and executive officers as a group, respectively, includes approximately 6 and 342 shares, respectively, held in the trust fund for the Company's Thrift Plan for Cryovac Employees. The number of shares of Preferred Stock listed for Mr. Kaenzig and for all directors and executive officers as a group, respectively, includes approximately 5 and 303 shares of Preferred Stock, respectively, held in the trust fund for the Company's Thrift Plan for Cryovac Employees. As of April 30, 1998, approximately 467,734 shares of Common Stock and approximately 397,733 shares of Preferred Stock were held in the trust fund for such Plan, constituting approximately 1% and 1.1%, respectively, of the outstanding shares of such classes.

(10) This figure includes, without duplication, all of the outstanding shares referred to in notes 6 and 8 above as well as 12,400 shares for which voting and investment power is shared by an executive officer of the Company and 3,580 shares held by or for family members of executive officers of the Company who are not named in the above table.

(11) The number of shares of Preferred Stock held by Messrs. Brown, Cheng, Kaenzig and Phipps and all directors and executive officers as a group includes 72, 66, 2,640, 1,833 and 4,611 shares of Preferred Stock, respectively, held by trusts of which they are beneficiaries. The number of shares of Preferred Stock held by Mr. Phipps includes 8,288 shares of Preferred Stock held by trusts over which he shares voting and investment power, and 4,275 shares held in trust for his wife.

                      REPEAL OF SUPERMAJORITY PROVISIONS
                           OF THE SEALED AIR CHARTER

     In connection with the approval of the Merger and the related amendment and restatement of its Certificate of Incorporation, the Company sought the approval of its stockholders at the special meeting on March 20, 1998 to repeal certain provisions of the Sealed Air Charter that are described below. The proposal to repeal these provisions failed to receive the required 80% affirmative vote for their repeal, although over 98% of the shares voted were voted in favor of repealing such provisions.

     These provisions, which are referred to below as the "Supermajority Provisions," cannot be amended or repealed without the affirmative vote of stockholders owning at least 80% of the combined voting power of the outstanding Common Stock and Preferred Stock. The provisions limit the ability of the holders of the Company's Common and Preferred Stock to influence the corporate governance of the Company and to take certain actions that they would otherwise be permitted to take under Delaware law. The Chairman of the Board and Chief Executive Officer of the Company believes that the absence of provisions such as the Supermajority Provisions was an important part of the culture and success of old Sealed Air prior to the Merger and that the repeal of the Supermajority Provisions would be similarly beneficial to the Company.

     The Supermajority Provisions provide that:

     (a) the directors of the Company, other than those who may be elected by the holders of any class or series of Preferred Stock or other capital stock as set forth in the Sealed Air Charter, are to be divided into three classes, as nearly equal in number as possible, with the members of each class of directors to be elected for terms of three years, and directors of the Company may be removed by the stockholders only for cause, subject to the rights of the holders of any class or series of Preferred Stock or other capital stock as set forth in the Sealed Air Charter;

     (b) subject to the rights of the holders of any class or series of Preferred Stock or other capital stock to elect additional directors under specific circumstances, actions of the stockholders by written consent pursuant to Delaware law are prohibited; and

     (c) although the stockholders have the authority to amend or repeal the by-laws of the Company, they may not exercise this right unless any such proposed alteration, amendment or repeal of the by-laws is approved by stockholders with at least 80% of the voting power of the outstanding voting securities, voting as a single class.

     The election of directors is the primary avenue for stockholders to influence corporate policies and to hold management accountable for its implementation of those policies. The Company's management and its Board of Directors believe that the accountability of the Board of Directors to the stockholders is enhanced when the directors are required to stand for annual election. A classified board, one of the Supermajority Provisions, deprives the stockholders of the ability to express their evaluation of the performance of the whole Board of Directors annually by granting staggered three-year terms to the directors. In keeping with the goal of maximizing director accountability to the stockholders, the Board of Directors has determined that having all of the Company's directors elected annually, as was the case for old Sealed Air prior to the Merger, would best serve the interests of the Company and its stockholders.

     Although the authority of the stockholders to amend or repeal by-laws of a publicly owned corporation such as the Company is rarely exercised, the ability to exercise that right by a vote of a majority in voting interest of the stockholders is an important element of corporate governance as are the rights of the stockholders under Delaware law to act by written consent and to remove directors, with or without cause.

     For the reasons set forth above, the Company believes that the Supermajority Provisions should be repealed. The forms of Articles SEVENTH, FIFTEENTH and SIXTEENTH of the Sealed Air Charter attached to this Proxy Statement in Annex A have been marked to show how these provisions of the Sealed Air Charter would change if the Supermajority Provisions were repealed.

   If all Supermajority Provisions are repealed:

     (a) the stockholders will, as provided by Delaware law, be entitled to alter, amend or repeal the Company's by-laws by a majority of the voting power of the then outstanding shares of Common Stock and Preferred Stock;

     (b) the stockholders will be entitled to act by written consent in lieu of a meeting; and

     (c) Article SIXTEENTH of the Sealed Air Charter will be amended in its entirety, thereby eliminating the provisions of the Sealed Air Charter providing for the classification of the Board of Directors and prohibiting the removal of directors other than for cause.

     If the repeal of the Supermajority Provision calling for a classified board is approved, in order to provide for an orderly transition, the Class III Directors who are standing for election at the Annual Meeting will be elected to one-year terms ending at the 1999 Annual Meeting. The terms of the Class I Directors will continue until the 1999 Annual Meeting, and the terms of the Class II Directors will continue until the 2000 Annual Meeting. Thereafter, each of these directors will stand for re-election for one-year terms.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                             ELECTION OF DIRECTORS

     As noted above, the Sealed Air Charter currently divides the Board of Directors into three classes serving staggered terms of three years. Currently, there are four directors in Class I, four directors in Class II, and three directors in Class III.

     The Class I Directors have a term of office that continues until the 1999 Annual Meeting, and the Class II Directors have a term of office that continues until the year 2000 Annual Meeting. The current Class III Directors, who have a term of office that expires at the 1998 Annual Meeting, have been nominated by the Board of Directors to be elected to serve until the 2001 Annual Meeting. However, as noted above, if the proposal to repeal the Supermajority Provision of the Sealed Air Charter calling for a classified board is approved by the stockholders, the term of office of the Class III Directors elected at the 1998 Annual Meeting will be the one-year period until the 1999 Annual Meeting and until their successors are elected and qualified.

     Shares of Common Stock or Preferred Stock represented by a duly executed proxy that is returned to the Company will be voted in favor of the election as directors of the nominees for election as Class III Directors named below unless otherwise specified on the proxy. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by a duly executed proxy may be voted in favor of such other person as may be determined by the holders of such proxies.

     The information appearing in the following table sets forth for each nominee as a Class III Director and for each continuing Class I or Class II Director his or her business experience for the past five years, the year in which he or she first became a director of the Company or of old Sealed Air (as indicated in footnotes to the table), and his or her age as of May 5, 1998.

     Each current member of the Board of Directors of the Company who was a member of the Board of Directors of the Company during 1997 attended at least 75% of the aggregate number of meetings of the Board and of the committees of the Board on which they served during 1997 except for Mr. Cheng, who attended 71% of such meetings. Each current member of the Board of Directors of the Company who was a member of the Board of Directors of old Sealed Air during 1997 attended at least 75% of the aggregate number of meetings of the Board of old Sealed Air and of the committees of such Board on which they served during 1997.

     During 1997, the Board of Directors of the Company and the Board of Directors of old Sealed Air each held eight meetings (excluding in each case actions by unanimous written consent).

                                                                                                      DIRECTOR
                NAME                                       BUSINESS EXPERIENCE                         SINCE    AGE
------------------------------------ --------------------------------------------------------------- --------- ----
NOMINEES FOR ELECTION--CLASS III DIRECTORS--TERMS EXPIRING IN 2001 (IF THE SUPERMAJORITY PROVISION IS REPEALED, TERMS
EXPIRE IN 1999)
Lawrence R. Codey(1) ............... President and Chief Operating Officer of Public Service           1993     53
                                     Electric and Gas Company, a public utility. Director of Public
                                     Service Enterprise Group Incorporated, The Trust Company
                                     of New Jersey and United Water Resources Inc.
David Freeman(1) ................... Chairman and Chief Executive Officer of Loctite Corporation,      1993     54
                                     a manufacturer of adhesives and sealants. He has held senior management positions with Loctite Corporation for more
                                     than five years.
Robert L. San Soucie(1) ............ President and Chief Executive Officer of The Math Learning        1971     71
                                     Center, a non-profit educational organization, since
                                     September  1997. Previously Managing Director and President
                                     of MRV Financial Associates, a financial and management
                                     consulting firm.
DIRECTORS CONTINUING IN OFFICE--CLASS I DIRECTORS-- TERMS EXPIRING IN 1999
Hank Brown(2) ...................... Director of the Center for Public Policy at the University of     1997     58
                                     Denver. Formerly a United States Congressman from 1981
                                     until 1991 and a United States Senator from 1991 until
                                     January 1997.
John K. Castle(1) .................. Chairman and Chief Executive Officer of Castle Harlan, Inc.,      1971     57
                                     a merchant banking firm, and of Branford Castle, Inc., a
                                     holding company. Director of Commemorative Brands, Inc.,
                                     Morton's Restaurant Group, Inc., Statia Terminals
                                     International, N.V. and Universal Compression, Inc.
Charles F. Farrell, Jr.(1) ......... President of Crystal Creek Partners, an investment                1971     67
                                     management and business consulting firm.
Alan H. Miller(1) .................. Private investor. Until his retirement in December 1994,          1984     64
                                     President and Chief Executive Officer of Laird, Inc., a
                                     manufacturer of specialty folding cartons and special
                                     commercial printing and a distributor of rigid plastics.
                                     Director of The Laird Group PLC (listed on the London
                                     Stock Exchange).
DIRECTORS CONTINUING IN OFFICE--CLASS II DIRECTORS--TERMS EXPIRING IN 2000
Christopher Cheng(2) ............... Chairman and Managing Director of the Wing Tai Group of           1997     49
                                     Companies, a garment manufacturer based in Hong Kong,
                                     and Chairman of USI Holdings Ltd., a diverse holding
                                     company with interests in garment manufacturing, property
                                     development, hospitality and telecommunications. Director
                                     of The New World Infrastructure Limited (listed on the
                                     Hong Kong Stock Exchange) and The Gieves Group PLC
                                     (listed on the London Stock Exchange).
T. J. Dermot Dunphy(1) ............. Chairman of the Board and Chief Executive Officer of the          1969     66
                                     Company. Director of Public Service Enterprise Group
                                     Incorporated, Summit Bancorp and Summit Bank.

                                                                                                      DIRECTOR
                NAME                                       BUSINESS EXPERIENCE                         SINCE    AGE
------------------------------------ --------------------------------------------------------------- --------- ----
Virginia A. Kamsky(2) .............. Founder, Chairman and Co-Chief Executive Officer of               1990     44
                                     Kamsky Associates Inc., an advisory, consultancy and
                                     investment firm specializing in The People's Republic of
                                     China.
John E. Phipps(2) .................. Private investor. General partner of Phipps Ventures and          1975     65
                                     Director of Bessemer Group, Bessemer Securities
                                     Corporation, Bessemer Trust Company, Bessemer Trust
                                     Company of Florida and Bessemer Trust Company, N.A.

----------
(1) Director of old Sealed Air since the year indicated; became a director of the Company in 1998.

(2)   Director of the Company since the year indicated.


                     COMMITTEES OF THE BOARD OF DIRECTORS

     Set forth below is a description of the current committees of the Board of Directors and those that were maintained by the Company prior to the Merger.


CURRENT COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors currently maintains an Audit Committee and an Organization and Compensation Committee (the "Organization and Compensation Committee"). The members of such committees are directors who are neither officers nor employees of the Company. These committees have the same responsibilities as the corresponding committees previously maintained by old Sealed Air. The Board of Directors has not established a nominating committee.

     The principal responsibilities of the Audit Committee are to advise the Board of Directors as to the selection of auditors, to confer with the firm appointed to audit the books and accounts of the Company and its subsidiaries and to determine, and from time to time report to the Board of Directors upon, the scope of such auditing. The current members of the Audit Committee are Messrs. Brown, Cheng, Codey, Farrell and San Soucie (Chairman). During 1997, the members of the Audit Committee of old Sealed Air were Messrs. Codey, Farrell and San Soucie (Chairman). Such committee held three meetings during 1997 (excluding actions by unanimous written consent.)

     The principal responsibilities of the Organization and Compensation Committee are to determine the compensation of the officers of the Company and of the other employees of the Company or any of its domestic subsidiaries with a base annual salary of $100,000 or more, to administer the Company's Contingent Stock Plan and all option plans and to authorize the issuance of shares of the Company's Common Stock under the Contingent Stock Plan, to perform the duties and responsibilities of the Board of Directors under the Company's Profit-Sharing Plan (except the authority to determine the amount of the Company's annual contribution to such Plan) and the other tax-qualified retirement plans sponsored by the Company, and to consider and advise the Board of Directors from time to time with respect to the organization and structure of the management of the Company. The current members of the Organization and Compensation Committee are Messrs. Castle, Freeman, Miller (Chairman), Phipps and Ms. Kamsky. During 1997, the members of the Organization and Compensation Committee of old Sealed Air were Messrs. Castle, Freeman and Miller (Chairman). Such committee held three meetings during 1997 (excluding actions by unanimous written consent.)


COMMITTEES OF THE BOARD PRIOR TO THE MERGER

     Prior to the Merger, the Company maintained an Audit Committee, a Compensation, Employee Benefits and Stock Incentive Committee, a Nominating Committee and a Committee on Corporate Responsibility. These committees were replaced by the committees described above after the Merger.

     The Audit Committee was responsible for reviewing the financial information that the Company provides to stockholders and others, the Company's internal controls, and its auditing, accounting and financial reporting processes generally. This Committee's specific responsibilities included (a) recommending to the Board the selection of independent certified public accountants to audit the annual financial statements of the Company and its consolidated subsidiaries, (b) reviewing the annual financial statements, and
(c) meeting with the Company's senior financial officers, internal auditors and independent certified public accountants to review the scope and results of the audit and other matters regarding the Company's accounting, financial reporting and internal control systems. Messrs. Brown and Cheng were members of this committee, which met four times during 1997.


     The Compensation, Employee Benefits and Stock Incentive Committee (the "Old Grace Compensation Committee") made recommendations to the Board with respect to the salary and annual and long-term incentive compensation of certain officers and other high-level employees, as well as the Company's benefit plans, programs and arrangements generally. This Committee also administered the Company's stock incentive plans, determining the recipients and terms of stock incentives. Mr. Phipps was a member of such committee, which met eight times during 1997.


     The Nominating Committee recommended to the Board candidates for nomination as directors of the Company. Mr. Phipps chaired that committee, which met once during 1997.


     The Committee on Corporate Responsibility advised management on the Company's role in the public sector and its responsibility with respect to matters of public policy. Messrs. Brown and Cheng and Ms. Kamsky were members of such committee, which met once during 1997.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Organization and Compensation Committee or the former Organization and Compensation Committee of old Sealed Air has been an officer or employee of the Company or any of its subsidiaries. Until the end of 1983, Mr. Miller was the President of Cellu-Products Company, a corporation that old Sealed Air acquired in October 1983.


     Mr. Dunphy is a member of the Organization and Compensation Committee of the Board of Directors of Public Service Enterprise Group Incorporated, the parent company of Public Service Electric and Gas Company. Such committee administers the compensation program for executive officers of Public Service Electric and Gas Company. Mr. Codey is the President and Chief Operating Officer of Public Service Electric and Gas Company.

                            DIRECTORS' COMPENSATION

     Set forth below are descriptions of the Company's current non-employee directors' compensation program as well as of the program that was in effect for non-employee directors of the Company prior to the Merger.


CURRENT DIRECTORS' COMPENSATION

     Each member of the Board of Directors who is neither an officer nor an employee of the Company (each a "non-employee director") receives an annual retainer fee for serving as a director. The Board of Directors intends to pay such retainer in the form of an annual grant of 1,200 shares of the Company's Common Stock (subject to adjustment in certain events) to each eligible director who is elected at each annual meeting of stockholders or who is continuing in office following such annual meeting. Such grant is intended to be made under the Restricted Stock Plan for Non-Employee Directors (the "Directors Stock Plan"), subject to approval of the Directors Stock Plan at the Annual Meeting. See "Approval of Restricted Stock Plan for Non-Employee Directors" below for a description of the terms of the Directors Stock Plan.

     In addition, each member of the Audit Committee and the Organization and Compensation Committee receives a retainer fee of $2,000 per year for serving as a member of such committee. The chairman of each such committee receives an additional retainer fee of $2,000 per year for serving as such. Each non-employee director also receives a fee of $1,000 for each Board or committee meeting attended. These fees are paid in cash in quarterly installments. All directors are reimbursed for expenses incurred in attending Board or committee meetings.

     The current compensation program for non-employee directors of the Company is substantially the same as the program for non-employee directors of old Sealed Air during 1997. During 1997, each non-employee director of old Sealed Air (which included all of the directors of old Sealed Air other than Mr. Dunphy) received a retainer grant of 1,200 shares of Common Stock at a price of $1.00 per share following his election at the 1997 Annual Meeting of Stockholders of old Sealed Air. The non-employee directors of old Sealed Air also received the cash fees described in the preceding paragraph.


DIRECTORS' COMPENSATION PRIOR TO THE MERGER

     Under the compensation program for non-employee directors of the Company that was in effect prior to the Merger, (a) each non-employee director was entitled to receive an annual retainer of $50,000, of which $35,000 was in the form of Old Grace Common Stock, and the balance was in cash or Old Grace Common Stock, at the election of the director, (b) each committee chair received an additional annual retainer of $3,000 in cash or Old Grace Common Stock, at the election of the director, and (c) each non-employee director received $2,000 for each Board meeting and $1,000 for each committee meeting attended (except that committee chairs received $1,200 per committee meeting), in cash or Old Grace Common Stock, at the election of the director. Each of Messrs. Brown, Cheng and Phipps and Ms. Kamsky participated in this compensation program.

     A non-employee director of the Company could defer payment of all or part of the fees received for attending Board and committee meetings and/or the cash retainers (or cash portions of the retainers) referred to above. The deferred cash (plus an interest equivalent) was payable to the director or his or her heirs or beneficiaries in a lump sum or in quarterly installments over two to 20 years following a date specified by the director (but in no event earlier than the director's termination from service). The interest equivalent on deferred cash was computed at the higher of (a) the prime rate plus two percentage points or (b) 120% of the prime rate, in either case compounded semiannually. The portion of the annual retainer payable in Old Grace Common Stock could be deferred and held, and the balance of the annual retainer or other retainers and/or fees a director elected to receive in the form of Old Grace Common Stock was deferred and held, in a deferred compensation trust established by the Company. In connection with the Merger, New Grace assumed responsibility for all deferred compensation payable to the directors and has treated the transition of such program to New Grace as the termination from service of Messrs. Brown, Cheng and Phipps and Ms. Kamsky.

     Prior to July 1, 1997, the Company maintained a retirement plan for non-employee directors in which Ms. Kamsky and Mr. Phipps had accrued benefits as of that date. Upon the termination of that plan effective July 1, 1997, benefits earned and accrued were frozen, vested and converted to present value. The present value of this vested benefit was deferred in cash or in Old Grace Common Stock, at the election of the director, on the basis described in the preceding paragraph.

     Non-employee directors of the Company were also reimbursed for expenses they incurred in attending Board and committee meetings. The Company also maintained business travel accident insurance coverage for them. In addition, non-employee directors could receive $1,000 per day for work performed at the request of the Company.

     The Company previously had a consulting agreement with Kamsky Associates Inc. (of which Ms. Kamsky is chairman and co-chief executive officer) relating to its interests in The People's Republic of China. The agreement expired on May 31, 1997 (and was not renewed) and provided for monthly fees of $25,000, plus additional payments based on the extent to which the Company established certain business relationships in The People's Republic of China. In 1997, the Company paid fees totaling $125,000 under this agreement.


                            EXECUTIVE COMPENSATION

     The regulations of the Securities and Exchange Commission ("SEC") applicable to proxy statements require the inclusion of certain information relating to executive compensation for the Company's most recently completed fiscal year. Notwithstanding the Merger and the changes in the management of the Company that have occurred in connection with the Merger, the rules of the SEC require the Company to include in this Proxy Statement executive compensation information concerning the Company's executive officers and certain of its compensation plans and arrangements for 1997 and prior years, even though most of such executive officers ceased to be affiliated with the Company upon the effectiveness of the Merger.

     Since all of the executive officers of old Sealed Air immediately prior to the Merger have become executive officers of the Company and the Company intends to adopt the executive compensation program of old Sealed Air to replace the Company's previous executive compensation program, the Company believes that it is important to include executive compensation information relating to old Sealed Air for 1997 and prior years in order to provide a full understanding of the Company. Accordingly, the Company has included in this Proxy Statement both the executive compensation information for old Sealed Air that would have been furnished in a proxy statement for an annual meeting of the stockholders of old Sealed Air held in 1998 as well as executive compensation information relating to the management of the Company during 1997 to the extent that such information is available. Annex B to this Proxy Statement contains a Summary Compensation Table and related compensation information for old Sealed Air covering 1997 and prior years, and Annex C to this Proxy Statement contains a Summary Compensation Table and related compensation information for the Company covering 1997 and prior years.


REPORT OF OLD SEALED AIR'S ORGANIZATION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following report of the Organization and Compensation Committee of old Sealed Air sets forth information about the executive compensation program of old Sealed Air, which is the executive compensation program being implemented by the Company following the Merger, and the 1997 compensation of the executive officers of old Sealed Air named in the Summary Compensation Table attached to this Proxy Statement as Annex B. The Company does not have available to it a report of the Old Grace Compensation Committee.

     Compensation Philosophy

     Old Sealed Air's executive compensation program consisted of salaries, annual bonuses tied to performance, and awards under old Sealed Air's Contingent Stock Plan, which was substantially the same as the 1998 Contingent Stock Plan of the Company, described below. Old Sealed Air's executive compensation philosophy was to provide salaries that were modest when compared with manufacturing companies of comparable size and annual bonuses that were higher than those provided by such companies. Old Sealed Air also made substantial awards of its common stock under its Contingent Stock Plan as long-term incentive compensation to its executives when the Committee felt such awards were appropriate. In reaching its decisions, the Committee was guided by its own judgment and those sources of information (including compensation surveys) that the Committee considered reliable.

     This program was designed to provide appropriate incentives toward achieving old Sealed Air's annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit old Sealed Air and its stockholders, to create an identity of interests between old Sealed Air's executives and its stockholders, and to attract, retain and motivate key executives. The Committee believes that this program effectively provided these incentives as shown by the long-term record of growth and enhancement of stockholder value achieved by old Sealed Air.

     Salaries and Annual Bonuses

     The Committee was responsible for setting the compensation of old Sealed Air's executive officers, including the executive officers listed in the Summary Compensation Table set forth in Annex B, and other employees of old Sealed Air or any of its domestic subsidiaries with base salaries of $100,000 or more. The Committee conducted an annual compensation review during the first quarter of each year. The Chief Executive Officer of old Sealed Air submitted salary and bonus recommendations to the Committee for the other executive officers and employees whose compensation was set by the Committee. Following a review of those recommendations, the Committee approved cash bonuses for the prior year and salary rates and cash bonus objectives for the current year for the other executive officers and employees with such modifications to the Chief Executive Officer's recommendations as the Committee considered appropriate. Also, the Committee could adjust salaries for specific executive officers or employees at other times during the year when there were significant changes in the responsibility of such officers or employees.

     The Committee based its decisions on adjustments to salary and cash bonus objectives principally on changes in the responsibilities of the particular executive and on the Committee's evaluation of the market demand for executives of the capability and experience employed by old Sealed Air in relation to the total compensation paid to the particular executive. The Committee set annual cash bonus objectives at a level that linked a substantial portion of each individual's annual cash compensation to attaining the performance objectives discussed below in order to provide appropriate incentives to attaining such objectives.

     Cash bonuses were determined based upon the attainment of corporate and individualized performance objectives for the year in question. The Committee did not apply a fixed weight to corporate or individual performance goals in deciding the amount of cash bonuses, although the Committee generally placed greater emphasis on financial performance than on other personal performance objectives.

     The principal measure of corporate performance used to establish annual cash bonuses was the extent to which old Sealed Air achieved its business plan for the year in question. Such business plan was developed by management and approved by the Board of Directors before the beginning of such year. The Committee did not rely exclusively on any single measure of financial performance to measure achievement of old Sealed Air's business plan. However, the greatest weight was given to the achievement of budgeted targets for net sales, operating profit, net earnings, and measures of expense control and balance sheet management such as earnings before taxes, interest, depreciation and amortization (commonly called "EBITDA"). Old Sealed Air did not make its business plans public, nor did it make public projections of its financial performance. Accordingly, the specific financial targets upon which annual cash bonus objectives were based were not publicly available. Executives other than the Chief Executive Officer were also evaluated based upon their attainment of individualized management objectives within their particular areas of responsibility. For each executive officer who had overall responsibility for an operating unit of old Sealed Air, such individualized objectives included the operating unit's achievement of its own financial targets.

     During the first quarter of 1997, the Organization and Compensation Committee of old Sealed Air conducted a compensation review for the executive officers of old Sealed Air named in the Summary Compensation Table set forth in Annex B other than the Chief Executive Officer, in connection with which old Sealed Air's Chief Executive Officer submitted recommendations to the Organization and Compensation Committee for 1996 cash bonuses, 1997 salary adjustments and 1997 cash bonus objectives. The Committee approved such recommendations with such modifications as the Committee deemed appropriate, none of which was material. None of such executive officers received a salary increase in 1997, although most of them had received increases during the second half of 1996.

     Cash bonuses for 1997 for the executive officers of old Sealed Air named in the Summary Compensation Table set forth in Annex B were determined by the Committee during the first quarter of 1998. These bonuses reflected old Sealed Air's achievement of its principal financial objectives during 1997, recognition of the role of certain of such officers in the pending Merger, and the Committee's evaluation of each officer's degree of attainment of such officer's other performance goals for 1997.

     Compensation of the Chief Executive Officer

     The Organization and Compensation Committee of old Sealed Air evaluated the performance of the Chief Executive Officer, reviewed its evaluation with him, and based on that evaluation and review decided his compensation and performance and bonus objectives. The Organization and Compensation Committee and the Chief Executive Officer believed that his cash compensation should be weighted somewhat toward annual incentive compensation in the form of cash bonuses rather than salary but that, on an overall basis, his compensation should be weighted more heavily toward long-term incentive compensation derived from equity ownership in old Sealed Air through its Contingent Stock Plan. Accordingly, Mr. Dunphy's salary remained at the same rate in 1997 as was established in 1991.

     The Organization and Compensation Committee based its determination of the annual cash bonus for the Chief Executive Officer on the corporate performance goals discussed above and the Chief Executive Officer's leadership in providing strategic direction to old Sealed Air, in developing and maintaining an effective management team for old Sealed Air and in communicating and implementing a strong corporate culture and vision within and outside old Sealed Air. As a result of the annual compensation review conducted in the first quarter of 1998, based upon old Sealed Air's achievement of its principal financial objectives during 1997, Mr. Dunphy's leadership in the Merger, and Committee's determination of Mr. Dunphy's attainment of his other performance objectives for 1997, the Committee established Mr. Dunphy's 1997 annual cash bonus at the level shown in the Summary Compensation Table in Annex B.

     Contingent Stock Plan

     Old Sealed Air's Contingent Stock Plan, which was established in 1976, was intended to provide an effective method of motivating performance of key employees, including executive officers of old Sealed Air, and of creating an identity of interests in participating employees with the interests of the stockholders. The Plan provided for the award of shares of common stock to such key employees of old Sealed Air or any of its subsidiaries as the Organization and Compensation Committee determined to be eligible for awards. It was expected that recipients of awards would retain a substantial portion of the shares awarded to them to foster an identity of interests with the stockholders of old Sealed Air.

     Shares of common stock issued under this Plan were subject to an option in favor of the Company for three years after they were awarded, or such longer period as may have been determined by the Organization and Compensation Committee, to repurchase the shares upon payment of an amount equal to the price at which such shares were issued, which was always $1.00 per share. This option was exercisable by the Company only upon the termination of an employee's employment during such period other than as a result of death or total disability. Such option terminates upon the occurrence of any of certain events related to change of control of the Company specified in the Plan. In connection with the Merger, the Plan was amended to provide that the Merger would not constitute a change of control that would terminate the Company's repurchase option with respect to the shares of old Sealed Air Common Stock outstanding under the Plan. Shares of Common Stock issued pursuant to this Plan may not be sold, transferred or encumbered by the employee while the Company's option to repurchase the shares remains in effect.

     Awards were made under the Contingent Stock Plan both to reward short-term performance with equity-based compensation and to motivate the recipient's long-term performance. The Organization and Compensation Committee did not follow the practice of making annual or other periodic awards to individuals who were determined to be eligible to participate in the Plan. However, the Organization and Compensation Committee regularly reviewed the stock ownership of key employees and, when it deemed it appropriate, made awards under the Plan to reflect the contributions of those individuals to specific Company achievements and to provide motivation toward the achievement of additional strategic objectives.

     During 1997, of the executive officers named in the Summary Compensation Table in Annex B, awards were made under the Plan to Messrs. Dunphy and Hickey. Such awards were made to recognize their achievements and efforts related to entering into the Merger Agreement and completing the transactions contemplated by that Agreement.

     Compliance with Section 162(m) of the Internal Revenue Code

     Awards under old Sealed Air's Contingent Stock Plan were not subject to the attainment of pre-established objective performance goals. Thus, compensation associated with awards under such Plan to the executive officers named in the Summary Compensation Table, when taken together with their other annual compensation, could become subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, under which old Sealed Air could deduct for federal tax purposes no more than $1 million of annual compensation paid to any such executive officer. The compensation related to awards made in prior years to one of the named executive officers under the Contingent Stock Plan that were scheduled to vest during 1997, when added to other compensation paid to such officer in 1997, would have been partially non-deductible to old Sealed Air under Section 162(m). With the approval of the Organization and Compensation Committee, the vesting schedule for such award was amended so that old Sealed Air's option to repurchase the shares covered by such award was extended into subsequent years. As a result, non-deductible compensation under Section 162(m) in 1997, if any, was minimal.

     The Organization and Compensation Committee's policy was to structure executive compensation to be deductible without limitation where doing so would further the purposes of old Sealed Air's executive compensation program. Thus, the Organization and Compensation Committee could authorize additional extensions of vesting dates for awards under old Sealed Air's Contingent Stock Plan. However, the Organization and Compensation Committee believed that compensation of its executive officers could not always be based upon fixed formulas and that the prudent use of discretion in determining compensation would sometimes be in the best interests of old Sealed Air and its stockholders. In some cases, the Organization and Compensation Committee in the exercise of such discretion may have approved executive compensation that was not fully deductible. However, the Company does not expect the limitations on deductibility to have a material impact on its financial condition.

     Stock Performance

     While the Organization and Compensation Committee took note of the performance of old Sealed Air's Common Stock in its compensation decisions, it did not consider such performance to be a principal determinant in making such decisions, since total return to stockholders as reflected in the performance of old Sealed Air's stock price was subject to factors affecting the securities markets that were unrelated to old Sealed Air's performance.

     Since management compensation was based upon factors relating to old Sealed Air's growth and profitability and the contributions of each of its executives to the achievement of old Sealed Air's objectives, the Organization and Compensation Committee believed that appropriate incentives were provided to align management's interests with the long-term growth and development of old Sealed Air and the interests of its stockholders. The Organization and Compensation Committee also believed that there were many ways by which its executive officers and other executives contributed to building a successful company. While the results of those efforts could eventually appear in the financial statements or be reflected in old Sealed Air's stock price, many long-term strategic decisions made in pursuing old Sealed Air's growth and development may have had little visible impact in the short term.

     The Organization and Compensation Committee notes that the performance of the Common Stock of old Sealed Air in the five-year period ended December 31, 1997 exceeded that of both the Standard & Poor's 500 Stock Index and the peer group index shown in the performance table appearing below. Stockholders of old Sealed Air who held shares of the common stock of old Sealed Air throughout the period had a total return of 392% (or an annual compounded return of 38%). This total return compares to a five-year total return of 149% (or an annual compounded return of 20%) for the Standard & Poor's 500 Stock Index and a five-year total return of 27% (or an annual compounded return of 5%) for the peer group index shown in the performance table appearing below.


                                            Organization and Compensation
                                            Committee of the Board of
                                            Directors of old Sealed Air


                                                Alan H. Miller, Chairman
                                                John K. Castle
                                                David Freeman

COMMON STOCK PERFORMANCE COMPARISONS


     The following graph compares for the five years ended December 31, 1997 the cumulative total return on an investment of $100 assumed to have been made on December 31, 1992 in the common stock of old Sealed Air (trading symbol:
SEE) (after giving effect to a two-for-one stock split effected in 1995 for all periods presented) with that of comparable investments assumed to have been made on such date in (a) the Standard & Poor's 500 Stock Index and (b) an arithmetic average of the chemicals (specialty) segment and the containers-paper segment of such index (the "peer group index"), the two published Standard & Poor's market segments with which old Sealed Air was usually compared by the investment community.


     Total return for each assumed investment assumes the reinvestment of all dividends on December 31 of the year in which such dividends were paid. Old Sealed Air did not pay any cash dividends during this five-year period.


     Since the Merger, the Company's Common Stock and Preferred Stock have been listed on the New York Stock Exchange (trading symbols: SEE and SEE PrA, respectively).


[GRAPHIC OMITTED]



--------------------------------------------------------------------------------------------
               December 31            1992      1993      1994      1995      1996      1997
--------------------------------------------------------------------------------------------
Old Sealed Air                        $100   $125.87   $144.28   $222.89   $331.34   $491.54
--------------------------------------------------------------------------------------------
Composite Chemicals (Specialty)/
Containers-Paper Index                 100     93.05     97.34    100.03    117.58    127.18
--------------------------------------------------------------------------------------------
Composite S&P 500                      100    109.94    111.36    152.68    187.32    249.32
--------------------------------------------------------------------------------------------


     The following graph shows for the same five year period the cumulative total return on an investment of $100 assumed to have been made on December 31, 1992 in Old Grace Common Stock (trading symbol: GRA), assuming the reinvestment of all dividends, compared with that of comparable investments assumed to have been made on such date in (a) the Standard & Poor's 500 Stock Index, (b) the chemicals (specialty) segment of such index, and (c) the Standard & Poor's Industrial Index, which were the indexes with which the Company compared its common stock performance prior to the Merger.


[GRAPHIC OMITTED]


--------------------------------------------------------------------------------------------
               December 31            1992      1993      1994      1995      1996      1997
--------------------------------------------------------------------------------------------
Old Grace Common Stock                $100   $104.41   $102.87   $160.59   $203.03   $317.78
--------------------------------------------------------------------------------------------
Composite S&P 500                      100    109.94    111.36    152.68    187.32    249.32
--------------------------------------------------------------------------------------------
Composite Chemicals (Specialty)        100    113.89     99.53    130.65    134.07    165.71
--------------------------------------------------------------------------------------------
Composite S&P Industrial               100    108.91    113.01    151.75    186.33    243.76
--------------------------------------------------------------------------------------------


                              EXECUTIVE OFFICERS


     The information appearing in the table below sets forth the current position or positions held by each current executive officer of the Company, his or her age as of May 5, 1998, the year in which he or she first was elected to the position currently held with the Company or with old Sealed Air (as indicated in the footnote to the table), and the year in which he or she first was elected an officer of the Company or of old Sealed Air (as indicated in the footnote to the table).


     Daniel S. Van Riper, 57, has been chosen to become Senior Vice President and Chief Financial Officer of the Company effective July 1, 1998. Mr. Van Riper is a partner in the accounting firm of KPMG Peat Marwick LLP, which were the independent accountants for old Sealed Air for many years prior to the Merger. KPMG Peat Marwick LLP has been appointed the independent accountants for the Company, subject to the approval of the stockholders of the Company at the Annual Meeting (see "Selection of Auditors" below). After July 1, 1998, Mr. Tebbe, who currently serves as the Company's Chief Financial Officer, will continue to serve as a Vice President of the Company responsible for information systems.


     All of the Company's officers serve at the pleasure of the Board of Directors. All officers have been employed by the Company, old Sealed Air or their subsidiaries for more than five years. There are no family relationships among any of the Company's officers or directors.




NAME AND                            AGE AS OF      FIRST ELECTED TO     FIRST ELECTED
CURRENT POSITION                   MAY 5, 1998     CURRENT POSITION      AN OFFICER
-------------------------------   -------------   ------------------   --------------
T. J. Dermot Dunphy ...........        66               1971                1971
 Chairman of the Board,
 Chief Executive Officer
 and Director
William V. Hickey .............        53               1996                1980
 President and Chief
 Operating Officer
J. Gary Kaenzig, Jr.* .........        52               1998                1995
 Executive Vice President
Bruce A. Cruikshank ...........        54               1996                1990
 Senior Vice President
Robert A. Pesci ...............        52               1997                1990
 Senior Vice President
Jonathan B. Baker .............        45               1994                1994
 Vice President
James A. Bixby ................        54               1990                1990
 Vice President
Leonard R. Byrne* .............        56               1998                1998
 Vice President
Mary A. Coventry ..............        44               1994                1994
 Vice President
Jean-Luc Debry ................        53               1992                1992
 Vice President
Paul B. Hogan .................        58               1995                1995
 Vice President
James P. Mix ..................        46               1994                1994
 Vice President

NAME AND                            AGE AS OF      FIRST ELECTED TO     FIRST ELECTED
CURRENT POSITION                   MAY 5, 1998     CURRENT POSITION       AN OFFICER
-------------------------------   -------------   ------------------   ---------------
Abraham N. Reichental .........        41               1994                1994
 Vice President
Horst Tebbe ...................        57               1997                1986
 Vice President--Finance
 and Chief Financial Officer
Alan S. Weinberg* .............        56               1998                1998
 Vice President
Jeffrey S. Warren .............        44               1996                1996
 Controller
H. Katherine White ............        52               1998                1996
 General Counsel and Secretary


----------
* Prior to the Merger, Mr. Kaenzig served as Senior Vice President of the Company and as President of the Cryovac packaging business of the Company, and Messrs. Byrne and Weinberg were executives of the Cryovac packaging business of the Company. Prior to the Merger, all other persons listed in the table were executive officers of old Sealed Air.

              APPROVAL OF AMENDMENTS TO THE CONTINGENT STOCK PLAN

     In 1976, the stockholders of old Sealed Air adopted that company's Contingent Stock Plan (the "1976 Contingent Stock Plan") to provide incentives to permit those employees responsible for old Sealed Air's growth to share directly in that growth and to further the identity of their interests with those of the stockholders of old Sealed Air. On April 2, 1998, the Board of Directors of the Company adopted the Contingent Stock Plan of the Company (the "1998 Contingent Stock Plan"), which was substantially the same as the 1976 Contingent Stock Plan of old Sealed Air in effect immediately before the Merger. The 1998 Contingent Stock Plan as so adopted provided for awards of up to 450,450 shares of Common Stock, which was the number of shares of old Sealed Air Common Stock available for awards under the 1976 Contingent Stock Plan immediately before the Merger.

     On April 23, 1998, the Board of Directors unanimously approved amendments to the 1998 Contingent Stock Plan, subject to the approval by the stockholders of those amendments that require stockholder approval. These amendments increase the maximum number of shares of the Company's Common Stock that may be awarded under the 1998 Contingent Stock Plan and make certain other changes in the 1998 Contingent Stock Plan as described below. A copy of the 1998 Contingent Stock Plan as currently in effect and as proposed to be amended is attached as Annex D to this Proxy Statement.

     The 1998 Contingent Stock Plan provides for the award of shares of Common Stock to such key employees of the Company or any of its subsidiaries as the Organization and Compensation Committee determines to be eligible for awards. Recipients of awards are expected to retain a substantial portion of the shares awarded to them to foster an identity of interest with the stockholders of the Company.

     Shares of Common Stock issued under the 1998 Contingent Stock Plan are subject to an option in favor of the Company for a period of three years after they are awarded, or such longer period as may be determined by the Organization and Compensation Committee, to repurchase the shares upon payment of an amount equal to the price at which such shares were issued, which will generally be $1.00 per share. This option is exercisable by the Company only upon the termination of an employee's employment during such period other than as a result of death or total disability. Such option terminates upon the occurrence of any of certain events related to change of control of the Company specified in the 1998 Contingent Stock Plan. Shares of Common Stock issued under the 1998 Contingent Stock Plan may not be sold, transferred or encumbered by the employee while the Company's option to repurchase the shares remains in effect.

     The proposed amendments to the 1998 Contingent Stock Plan are as follows:

     (i) The number of shares authorized for awards under the 1998 Contingent Stock Plan would be increased from 450,450 shares to 2,500,000 shares, thereby authorizing the issuance of an additional 2,049,550 shares of Common Stock under the 1998 Contingent Stock Plan.

     (ii) The Organization and Compensation Committee would be authorized to award shares of Common Stock subject to a shorter period during which such shares are subject to the Company's repurchase option than the current three year minimum period. This proposed amendment is intended to introduce flexibility into the 1998 Contingent Stock Plan that would permit it to be used as a vehicle to make awards of shares of Common Stock that would be subject to performance-based criteria. For example, such amendment would permit awards to be subject to performance-based criteria that could be satisfied in less than three years, with the shares remaining subject to the Company's repurchase option only during the remainder of the three-year period. Awards under this Plan that are subject to the satisfaction of performance-based criteria will be made to executive officers of the Company only after a performance-based plan is adopted by the Board of Directors, subject to stockholder approval.

     (iii) The amendment provisions of the 1998 Contingent Stock Plan are proposed to be amended so that stockholder approval will only be required for amendments that increase the number of shares available for issuance under the Plan, either in the aggregate or to any one person, or that decrease the minimum price at which shares of Common Stock may be issued under the Plan.

   Stockholder approval will no longer be required for amendments that decrease the minimum three-year repurchase option period or that expand the class of persons eligible to receive awards under the Plan. There are no current plans to make any such amendments, but approval of this change will introduce flexibility into the Plan.

     The Board of Directors believes that the 1976 Contingent Stock Plan served old Sealed Air as an effective method of motivating performance of key employees and of creating an identity of interests in participating employees with the interests of stockholders and that the 1998 Contingent Stock Plan will serve the same objectives for the Company. To enable the 1998 Contingent Stock Plan to fulfill its role in providing incentives to eligible employees, the Board of Directors believes that additional shares of Common Stock should be authorized for issuance under the 1998 Contingent Stock Plan and that the other proposed amendments to the 1998 Contingent Stock Plan should be approved.

     Although no plans have been made for the grant of future awards to any specific individual, if the proposed amendments are approved, the Company's executive officers will be among the employees of the Company and its subsidiaries eligible to receive awards in the future. Directors of the Company who are not officers or employees of the Company or its subsidiaries are not eligible to receive awards under the Contingent Stock Plan. Since April 2, 1998, Messrs. Dunphy, Hickey, Kaenzig, Cruikshank and Pesci have received awards of 80,000, 40,000, 23,500, 10,000 and 10,000 shares of Common Stock, respectively, the executive officers as a group have received awards of 191,500 shares (including the awards to such five named executive officers), and approximately 325 employees other than executive officers have received awards of an aggregate of 217,200 shares. These awards are not conditioned upon stockholder approval of the proposed amendments to the Contingent Stock Plan. On May 18, 1998, the closing price per share of Common Stock was $54.13.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


         APPROVAL OF RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

     On April 23, 1998, the Board of Directors approved the Restricted Stock Plan for Non-Employee Directors (the "Directors Stock Plan") for submission to the stockholders at the Annual Meeting. The Directors Stock Plan will become effective upon its approval by the stockholders. A copy of the Directors Stock Plan is attached to this Proxy Statement as Annex E. The Directors Stock Plan is substantially the same as the Restricted Stock Plan for Non-Employee Directors that was maintained by old Sealed Air prior to the Merger.

     If the Directors Stock Plan is approved, each director of the Company who is not an officer or employee of the Company (each a "Non-Employee Director") will be eligible to receive grants of shares of Common Stock under the Directors Stock Plan as described below.

     The Directors Stock Plan is intended to enhance the ability of the Company to attract and retain Non-Employee Directors of exceptional ability, to motivate its Non-Employee Directors, and to promote the common interest of Non-Employee Directors and stockholders in enhancing the value of the Company's Common Stock. Each of the nominees for director and each of the continuing directors other than Mr. Dunphy is eligible for grants of Common Stock under the Directors Stock Plan.

     If the Directors Stock Plan is approved by the stockholders, the Company intends to use the Directors Stock Plan to provide for the payment of the annual retainer paid to each Non-Employee Director for serving as a director of the Company. Under the Directors Stock Plan, the annual Board retainer is set at 1,200 shares of Common Stock, subject to adjustment in certain events, and the Directors Stock Plan provides for proportionate grants to be made to any Non-Employee Director first elected at other than an annual meeting based upon the number of 30-day periods remaining until the next scheduled annual meeting of stockholders. At the $54.13 per share closing price of the Company's Common Stock on May 18, 1998, the value of a grant of 1,200 shares made on that date under the Directors Stock Plan to each of the ten Non-Employee Directors would have been $64,950, and a total of 12,000 shares would have been awarded to such directors as a group with a total market value of $649,500.

     Although the Directors Stock Plan does not prevent the Board from exercising its authority to approve the payment of additional retainer fees to Non-Employee Directors, the adoption of additional plans or arrangements relating to the compensation of Non-Employee Directors, or the amendment of the Company's existing cash fees paid to Non-Employee Directors, the Board of Directors does not currently intend to make any such changes relating to the compensation of Non-Employee Directors if the Directors Stock Plan is approved by the stockholders. If the Directors Stock Plan is not approved by the stockholders, the Board will adopt such alternative annual retainer fees for Non-Employee Directors as it considers appropriate.

     The Directors Stock Plan provides that each Non-Employee Director of the Company will receive grants as follows:

     (i) Annual Grants. Upon the adjournment of each annual meeting of the stockholders of the Company, each Non-Employee Director who has been elected a director of the Company at such annual meeting or who was not a nominee for election at such annual meeting because his or her term extends past such annual meeting shall receive a grant of 1,200 shares of Common Stock.

     (ii) Interim Grants. Any Non-Employee Director who is elected a director at other than an annual meeting of the stockholders of the Company shall receive on the date of such election a pro rata grant of shares of Common Stock in the amount of 100 shares of Common Stock for each full 30-day period during the period commencing on and including the date of such person's election as a director and ending on and including the date of the next annual meeting of the stockholders of the Company provided for in accordance with the by-laws of the Company as then in effect. No shares shall be included in such grant on account of any period of less than 30 days.

     Prior to the issuance of Common Stock to an eligible director, the director must pay the Company an issue price equal to the lesser of $1.00 per share and ten percent (10%) of the market price per share, but not less per share than the par value per share of the Common Stock. All grants under the Plan are expected to be made at an issue price of $1.00 per share. Each grant of Common Stock pursuant to the Plan is also contingent upon and subject to the execution by the Non-Employee Director of an agreement to hold the shares of Common Stock covered by such grant in accordance with the terms and conditions of the Plan (including without limitation the restrictions on disposition provided for in the Plan) and containing such other terms and conditions as may be required by counsel to the Company in order to comply with federal or state securities laws or other legal requirements.

     Except as noted below, grants of shares of Common Stock pursuant to the Plan are not transferable by the recipient of such award, and no shares of Common Stock issued pursuant to the Plan, or any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including without limitation by way of gift or donation) by the Non-Employee Director to whom such shares are issued while such Non-Employee Director remains a director of the Company. During this period, however, as a stockholder of record, the Non-Employee Director is entitled to receive any dividends or other distributions in respect of shares of Common Stock and has voting rights with respect to such shares. Non-Employee Directors are permitted to make gifts of shares issued under the Plan to certain family members or to trusts or other forms of indirect ownership so long as the Non-Employee Director would be deemed a beneficial owner of the shares with a direct or indirect pecuniary interest in the shares and would retain voting and investment control over the shares while the Non-Employee Director remains a director of the Company.

     The restrictions on the disposition of shares issued pursuant to the Plan terminate upon the occurrence of any of certain events related to change of control of the Company that are specified in the Plan. No such event that would lead to the termination of such restrictions on disposition is currently contemplated by the Company.

     The number of shares issuable pursuant to the Plan and the number of shares to be delivered pursuant to annual grants or interim grants are subject to adjustment in the event of changes in the Common Stock of the Company by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization or liquidation. The Plan authorizes the issuance of up to 100,000 shares of Common Stock for awards under the Plan.

     The Board of Directors may from time to time amend the Directors Stock Plan or discontinue the Plan or any provisions thereof. However, no amendment or modification of the Plan may, without the approval of the stockholders of the Company, (a) increase the number of shares of Common Stock available for grant under the Plan, (b) materially increase the benefits accruing to participants under the Plan, (c) modify the requirements as to eligibility for participation under the Plan, or (d) change any of the provisions of the Plan that deal with amendment or termination of the Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                             SELECTION OF AUDITORS


     On April 2, 1998, after the Merger, the Company engaged KPMG Peat Marwick LLP ("Peat Marwick") as its independent accountants to examine and report on the Company's financial statements for the fiscal year ending December 31, 1998, subject to ratification of such engagement by the stockholders at the Annual Meeting. The engagement of Peat Marwick was approved by the Board of Directors effective April 2, 1998. Peat Marwick had acted as the auditors for old Sealed Air since 1963 and is considered well qualified. Old Sealed Air consulted with Peat Marwick concerning the accounting treatment of the Merger. In accordance with the advice of Peat Marwick, the Merger has been treated as a purchase by the Company of old Sealed Air.


     On April 2, 1998, the Company dismissed Price Waterhouse LLP ("Price Waterhouse") as its independent accountants for the fiscal year ending December 31, 1998. The reports of Price Waterhouse on the financial statements of the Company for the fiscal years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits conducted by Price Waterhouse for the fiscal years ended December 31, 1996 and 1997 and through April 2, 1998, the Company had no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused them to make reference thereto in their report on the financial statements for such years and periods. During the years ended December 31, 1996 and 1997 and through April 2, 1998, there were no reportable events (as defined in the SEC's Regulation S-K, Item 304(a)(1)(v)). On April 2, 1998, the Company requested that Price Waterhouse furnish it with a letter addressed to the SEC stating whether or not Price Waterhouse agreed with the above statements. A copy of such letters dated April 2, 1998 and April 24, 1998 were filed as Exhibits to the Current Report on Form 8-K, Date of Report April 2, 1998, filed by the Company with the SEC on April 6, 1998, as amended by Form 8-K/A filed with the SEC on April 29, 1998. Prior to the Merger, the Company consulted with Price Waterhouse concerning the accounting treatment of the Merger. In accordance with the advice of Price Waterhouse, the Merger has been treated as a purchase by the Company of old Sealed Air.


     Proxies received in response to this solicitation will, in the absence of contrary specification, be voted in favor of ratification of the appointment of Peat Marwick as the independent auditors of the Company for the year ending December 31, 1998.


     A representative of Peat Marwick is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. However, although Price Waterhouse was invited to attend, no representative of Price Waterhouse is expected to be present at the Annual Meeting.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

               STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING


     In order for stockholder proposals for the 1999 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Saddle Brook, New Jersey, directed to the attention of the Secretary, no later than January 21, 1999.


                                 OTHER MATTERS


     The expenses of preparing, printing and mailing this notice of meeting and proxy material and all other expenses of soliciting proxies will be borne by the Company. Morrow & Co., Inc., New York, New York, will solicit proxies by personal interview, mail, telephone, facsimile, telex or other means of electronic transmission and will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock or Preferred Stock held of record by such persons. The Company will pay Morrow & Co., Inc. a fee of $20,000 covering its services and will reimburse Morrow & Co., Inc. for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, directors, officers and employees of the Company, who will receive no compensation in addition to their regular salary, if any, may solicit proxies by personal interview, mail, telephone, facsimile or other means of electronic transmission.


     The Company does not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, if any other matters come before the meeting, it is intended that the holders of the proxies may use their discretion in voting thereon.


                                     By Order of the Board of Directors

                                          H. KATHERINE WHITE
                                              Secretary



Saddle Brook, New Jersey
May 21, 1998

                                                                        ANNEX A


                PROPOSED AMENDMENTS* TO THE SEALED AIR CHARTER


I. ARTICLE SEVENTH SHALL BE AMENDED TO READ AS FOLLOWS:

     SEVENTH: In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     A. To adopt, amend or repeal the by-laws of the Corporation; provided, however, that the by-laws adopted by the Board of Directors under the powers hereby conferred may be amended or repealed by the Board of Directors or by the stockholders having voting power with respect thereto, provided further that in the case of amendments by stockholders, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to alter, amend or repeal any provision of the by-laws;

     B. To authorize and cause to be executed mortgages and liens, with or without limit as to amount, upon the real and personal property of the Corporation;

     C. To authorize the guaranty by the Corporation of securities, evidences of indebtedness and obligations of other persons, corporations and business entities;

     D. By resolution adopted by a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

All corporate powers of the Corporation shall be exercised by the Board of Directors except as otherwise provided herein or by law. Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with paragraph A of this ARTICLE SEVENTH.


II. ARTICLES FIFTEENTH AND SIXTEENTH SHALL BE AMENDED TO READ AS
     FOLLOWS:

     FIFTEENTH: Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Amended and Restated Certificate of Incorporation to elect additional directors under specific circumstances, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing in lieu of a meeting of such stockholders. Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this ARTICLE FIFTEENTH. [whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if a written consent to such corporate action is signed by


----------
*Language to be deleted is struck out and to be added is in brackets.

the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.]


     SIXTEENTH: Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Amended and Restated Certificate of Incorporation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, in such manner as may be prescribed by the by-laws.


     Unless and except to the extent that the by-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.


     The directors, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Amended and Restated Certificate of Incorporation, shall be divided into three classes, as nearly equal in number as possible. One class of directors shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1997, another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1998, and another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1999. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.


     Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Amended and Restated Certificate of Incorporation to elect additional directors under specified circumstances, any director may be removed from office at any time by the shareholders, but only for cause.


     Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this ARTICLE SIXTEENTH


     [Each director, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Amended and Restated Certificate of Incorporation, shall hold office until a successor is elected at the next succeeding annual meeting of stockholders (or, in the case of the directors designated as Class II directors prior to the annual meeting of stockholders held in 1998, until the annual meeting of stockholders held in 2000 and thereafter at the next succeeding annual meeting of stockholders) and qualified or until such director's earlier resignation or removal.]

                                                                        ANNEX B


                        SUMMARY COMPENSATION TABLE FOR
                      OLD SEALED AIR PRIOR TO THE MERGER




                                                                           LONG-TERM
                                              ANNUAL COMPENSATION(1)      COMPENSATION
                                             -------------------------   -------------
                                                                           CONTINGENT
                                                                             STOCK           ALL OTHER
   NAME AND PRINCIPAL POSITION       YEAR       SALARY        BONUS        AWARDS(2)      COMPENSATION(3)
---------------------------------   ------   -----------   -----------   -------------   ----------------
T. J. Dermot Dunphy .............   1997      $363,600      $390,000      $2,733,750         $ 30,250
 Chairman of the Board              1996       363,600       390,000             -0-           29,000
 and Chief Executive Officer        1995       363,600       340,000       1,590,000           29,000
William V. Hickey ...............   1997      $253,600      $225,000      $1,366,875         $ 23,850
 President and Chief                1996       226,100       200,000             -0-           22,600
 Operating Officer                  1995       217,767       150,000         795,000           22,600
Elmer N. Funkhouser III .........   1997      $218,600      $120,000      $      -0-         $ 27,250
 Senior Vice President (4)          1996       217,433       120,000             -0-           26,000
                                    1995       211,600        95,000             -0-           26,000
Bruce A. Cruikshank .............   1997      $175,000      $ 80,000      $      -0-         $ 23,650
 Senior Vice President              1996       167,100        65,000         396,000           22,400
                                    1995       153,267        52,000             -0-           22,400
Robert A. Pesci .................   1997      $175,000      $ 75,000      $      -0-         $ 23,250
 Senior Vice President              1996       161,933        70,000             -0-           22,000
                                    1995       145,183        60,000         270,000           22,000

----------
(1) Annual compensation is reported in this table before deducting amounts deferred pursuant to Section 401(k) of the Internal Revenue Code, as amended (the "Code"), under the old Sealed Air Thrift and Tax-Deferred Savings Plan (the "Thrift Plan") or other amounts excludible from income for tax purposes. Perquisites, other personal benefits, securities and property paid or accrued during each year not otherwise reported did not exceed for any named executive officer the lesser of $50,000 or 10% of the annual compensation reported in the Summary Compensation Table for that individual.

(2) Represents the fair market value on the date of an award made under the old Sealed Air Contingent Stock Plan after deducting the purchase price of the shares of old Sealed Air Common Stock covered by such award. The total number of unvested shares held by each of the named executive officers as of December 31, 1997 is set forth in the following table, and the fair market values of such unvested shares as of such date are as follows: Mr. Dunphy -- $8,645,000, Mr. Hickey -- $4,847,375, Mr.
      Cruikshank -- $741,000 and Mr. Pesci -- $617,500. As of such date, such awards, all of which were granted with an original vesting period of three years, which has been extended in certain cases, vested as follows:





                                                 1998        1999       2000
                                               --------   ---------   -------
          T. J. Dermot Dunphy ..............    80,000        -0-     60,000
          William V. Hickey ................    48,500        -0-     30,000
          Elmer N. Funkhouser III ..........       -0-        -0-        -0-
          Bruce A. Cruikshank ..............       -0-     12,000        -0-
          Robert A. Pesci ..................       -0-     10,000        -0-

During the vesting period, pursuant to the terms of such Plan, recipients of awards are entitled to receive any dividends or other distributions with respect to the unvested shares they hold.

(3) Includes company contributions to old Sealed Air's Profit-Sharing Plan, matching contributions under old Sealed Air's Thrift Plan, and premiums paid by old Sealed Air for supplemental universal life insurance policies owned by the named executive officers. For 1997, such amounts were as follows:




                                                  PROFIT-                       INSURANCE
                                               SHARING PLAN     THRIFT PLAN     PREMIUMS
                                              --------------   -------------   ----------
          T. J. Dermot Dunphy .............       $16,000         $ 4,750        $9,500
          William V. Hickey ...............        16,000           4,750         3,100
          Elmer N. Funkhouser III .........        16,000           4,750         6,500
          Bruce A. Cruikshank .............        16,000           4,750         2,900
          Robert A. Pesci .................        16,000           4,750         2,500

   Old Sealed Air's Profit-Sharing Plan and its Thrift Plan were broad-based defined contribution plans. Contributions to the Profit-Sharing Plan were made only by old Sealed Air. For additional information about the Profit-Sharing Plan, which is being continued by the Company, see note (8) under "Voting Securities."

(4)   Mr. Funkhouser retired at the end of 1997.

                                                                        ANNEX C


          EXECUTIVE COMPENSATION FOR THE COMPANY PRIOR TO THE MERGER


     The Summary Compensation Table and the related compensation information set forth in this Annex C contains information relating to the compensation of executive officers of the Company who served prior to the Merger, including (a) Albert J. Costello, Chief Executive Officer, (b) Larry Ellberger, Senior Vice President and Chief Financial Officer, who also served as the Company's Acting Chief Executive Officer from October 11, 1997 (when Mr. Costello suffered a heart attack) until January 5, 1998, and (c) the other four most highly compensated executive officers of the Company who were serving as such at December 31, 1997. Certain information has been omitted from this Summary Compensation Table because it is not applicable or because it is not required under the rules of the SEC. This information has been made available to the Company by New Grace.


     At the time of the Merger, Messrs. Costello, Ellberger and the other named executive officers (other than Mr. Kaenzig) resigned all positions with the Company.


                          SUMMARY COMPENSATION TABLE




                                                   ANNUAL COMPENSATION
                                          --------------------------------------
          NAME AND                                                     OTHER
         PRINCIPAL                                                    ANNUAL
          POSITION               YEAR        SALARY      BONUS     COMPENSATION
--------------------------- ------------- ----------- ----------- --------------
A.J. Costello .............      1997      $958,333    $762,271      $185,351
 Chairman, President and         1996       900,000     582,075        12,872
 Chief Executive Officer         1995(e)    600,000     900,000       106,599
L. Ellberger ..............      1997       302,083     280,000        21,904
 Senior Vice President and       1996       283,083     150,000        57,219
 Chief Financial Officer         1995(e)    173,162     125,000        28,977
R.H. Beber ................      1997       300,000     270,000        21,668
 Executive Vice President        1996       297,475     165,000        12,788
 and General Counsel             1995       282,713     200,000         5,456
R.J. Bettachi .............      1997       229,550     170,000        23,917
 Senior Vice President           1996       214,100     170,000           478
                                 1995       197,400      45,000
J.R. Hyde .................      1997       282,600                    33,902
 Senior Vice President           1996       272,600     130,000         5,194
                                 1995       248,650     230,000         2,235
J.G. Kaenzig, Jr. .........      1997       298,667     165,000        31,159
 Senior Vice President           1996       252,817     100,000         8,851
                                 1995       207,850     180,000         7,279


(table restubbed from above)
                                    LONG-TERM COMPENSATION
                            --------------------------------------
                                     AWARDS              PAYOUTS
                            ------------------------- ------------
                                            NO. OF
                                            SHARES                      ALL
          NAME AND           RESTRICTED   UNDERLYING                   OTHER
         PRINCIPAL              STOCK       OPTIONS       LTIP      COMPENSATION
          POSITION            AWARD(A)    GRANTED(B)   PAYOUTS(C)       (D)
--------------------------- ------------ ------------ ------------ -------------
A.J. Costello .............                  42,300    $3,346,724     $56,382
 Chairman, President and                     77,625       799,116      27,250
 Chief Executive Officer                    465,750
L. Ellberger ..............                   8,100       779,717      14,767
 Senior Vice President and                   12,576       178,369      39,247
 Chief Financial Officer    $92,438         111,780                     2,853
R.H. Beber ................                   8,100     1,439,426      31,129
 Executive Vice President                    16,767       927,518      33,380
 and General Counsel                         37,260        99,589      49,695
R.J. Bettachi .............                   6,300       831,416      17,260
 Senior Vice President                        9,781       205,183      16,552
                                             24,840        24,034      21,740
J.R. Hyde .................                   8,100     1,155,112      19,352
 Senior Vice President                       16,767       670,596      25,374
                                             37,260        27,534      29,724
J.G. Kaenzig, Jr. .........                  12,600       298,856      16,483
 Senior Vice President                       45,183       237,431      20,058
                                              6,831        18,529      18,764

                                            (Footnotes appear on following page)

----------
(a) Other than the award to Mr. Ellberger, no restricted stock awards were made during the 1995-1997 period. The dollar value of Mr. Ellberger's 1,500 restricted shares of Old Grace Common Stock shown in the table has not been adjusted to give effect to (i) the September 1996 separation of the Company's principal health care business or (ii) the Reorganization or the Merger. At December 31, 1997, the dollar value of these restricted shares was $120,656, excluding the value of additional securities received by Mr. Ellberger in respect of these restricted shares in the September 1996 transaction and the Reorganization or the Merger. The restrictions on these shares are to terminate on May 14, 1998 (see "Employment Agreements") or earlier, in the event of Mr. Ellberger's death or disability or the termination of his employment without cause (including following a change of control), subject to the forfeiture of the shares in certain circumstances. Mr. Ellberger receives all dividends paid on, and has the right to vote, these restricted shares.

(b) The share amounts shown in this column are in shares of Old Grace Common Stock. They reflect adjustments made in September 1996 in connection with the separation of the Company's principal health care business. They do not reflect any adjustments for the Reorganization or the Merger (see "Stock Options").

(c) The amounts in this column for 1997 represent awards earned under the Long-Term Incentive Program ("LTIP") for the 1994-1996 Performance Period. The amounts in this column for 1996 represent awards earned under the LTIP for the 1993-1995 Performance Period. The amounts in this column for 1995 represent the third and final installments of awards earned under the LTIP for the 1990-1992 Performance Period.

(d) The amounts in this column for 1997 consist of the following: (i) the actuarially determined value of company-paid premiums on "split-dollar" life insurance, as follows: Mr. Beber -- $17,179; Mr. Bettacchi -- $5,273; Mr. Hyde -- $6,984; and Mr. Kaenzig -- $4,523; (ii) life insurance premiums of $10,170 for Mr. Costello and $1,204 for Mr. Ellberger, who do not participate in the split-dollar life insurance program; (iii) payments made to persons whose personal and/or company contributions to the Company's Salaried Employees Savings and Investment Plan ("Savings Plan") would be subject to limitations under federal income tax law, as follows:
     Mr. Costello -- $41,412; Mr. Ellberger -- $8,763; Mr. Beber -- $9,150; Mr.
     Bettacchi -- $7,187; Mr. Hyde -- $7,568; and Mr. Kaenzig -- $7,160; and
     (iv) company contributions to the Savings Plan of $4,800 for each of Messrs. Costello, Ellberger, Beber, Bettacchi, Hyde and Kaenzig.

(e)  Messrs. Costello and Ellberger joined the Company's predecessor in May
     1995.

     Stock Options. The following table contains information concerning stock options covering Old Grace Common Stock granted in 1997, including the potential realizable value of each grant assuming that the market value of Old Grace Common Stock were to appreciate from the date of grant to the expiration of the option at annualized rates of (a) 5% and (b) 10%, in each case compounded annually over the term of the option. The assumed rates of appreciation shown in the table have been specified by the SEC for illustrative purposes only and are not intended to predict future stock prices, which will depend upon various factors, including market conditions and future performance and prospects.


     Options become exercisable at the time or times determined by the Old Grace Compensation Committee; the options shown below become exercisable in three approximately equal annual installments beginning one year after the date of grant or upon the earlier occurrence of a "change in control" (see "Employment Agreements" and "Severance Agreements"). All of the options shown below have purchase prices equal to the fair market value of Old Grace Common Stock at the date of grant.


     In connection with the Reorganization and the Merger, all outstanding options (other than those held by employees of Cryovac, including Mr. Kaenzig) became options to purchase New Grace common stock, and the number of shares covered by and purchase prices of such options were adjusted to preserve their economic value; the options held by employees of Cryovac (including Mr. Kaenzig) became options to purchase Common Stock of the Company and were similarly adjusted. The following table does not reflect such adjustments. However, after giving effect to such adjustments, 16,165 shares of the Company's Common Stock are subject to options granted to Mr. Kaenzig in 1997 at a purchase price of $42.19 per share.

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                                                                                 STOCK PRICE
                                                                                              APPRECIATION FOR
                                                    1997 GRANTS                                  OPTION TERM
                               ------------------------------------------------------   -----------------------------
                                                  % OF
                                                 TOTAL
                                  NO. OF        OPTIONS
                                  SHARES        GRANTED
                                UNDERLYING         TO         PURCHASE
                                  OPTIONS      EMPLOYEES       PRICE       EXPIRATION
            NAME                  GRANTED       IN 1997      ($/SHARE)        DATE            5%             10%
----------------------------   ------------   -----------   -----------   -----------   -------------   -------------
A. J. Costello .............      42,300          6.42%      $  54.125      3/4/07       $1,439,845      $3,648,853
L. Ellberger ...............       8,100          1.23          54.125      3/4/07          275,715         698,717
R. H. Beber ................       8,100          1.23          54.125      3/4/07          275,715         698,717
R. J. Bettacchi ............       6,300           .96          54.125      3/4/07          214,445         543,446
J. R. Hyde .................       8,100          1.23          54.125      3/4/07          275,715         698,717
J. G. Kaenzig, Jr. .........      12,600          1.91          54.125      3/4/07          428,890       1,086,892

     The following table contains information concerning stock options covering Old Grace Common Stock exercised in 1997, including the "value realized" upon exercise (the difference between the total purchase price of the options exercised and the market value, at the date of exercise, of the shares acquired), and the value of unexercised "in-the-money" options held at December 31, 1997 (the difference between the aggregate purchase price of all such options held and the market value of the shares covered by such options at December 31, 1997). The amounts in this table have not been adjusted to reflect the Reorganization and the Merger.




                                                OPTION EXERCISES IN 1997 AND OPTION VALUES AT 12/31/97
                               ----------------------------------------------------------------------------------------
                                                                      NO. OF SHARES                   VALUE OF
                                   NO. OF                               UNDERLYING                   UNEXERCISED
                                   SHARES          VALUE               UNEXERCISED                  IN-THE-MONEY
                                ACQUIRED ON       REALIZED         OPTIONS AT 12/31/97           OPTIONS AT 12/31/97
            NAME                  EXERCISE          ($)         EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----------------------------   -------------   -------------   ---------------------------   --------------------------
A. J. Costello .............       -0-             -0-               336,375/249,300            $15,250,917/9,863,581
L. Ellberger ...............       -0-             -0-                 91,132/41,324              3,653,257/1,465,236
R. H. Beber ................      60,000       $3,675,137             198,338/19,278               10,660,347/537,161
R. J. Bettacchi ............       -0-             -0-                116,593/12,821                6,248,964/354,801
J. R. Hyde .................       -0-             -0-                184,127/19,278               10,101,780/537,161
J. G. Kaenzig, Jr. .........       -0-             -0-                 58,327/26,056                2,307,588/721,603

     LTIP. Under the LTIP as in effect during 1997, executive officers and other senior managers were granted contingent "Performance Units" under which awards could be earned based on shareholder value performance (measured by appreciation in the price of Old Grace Common Stock and dividends paid), as compared to that of the companies in the Standard & Poor's Industrials Index, during a three-year "Performance Period." The number of Performance Units earned under the LTIP could be decreased by up to 20%, at the discretion of the Old Grace Compensation Committee, based upon individual performance. Amounts, if any, earned under the Performance Units granted in 1997 were to be paid as promptly as practicable following year-end 1999 (i.e., the end of the 1997-1999 Performance Period), with up to 100% of any such payments being made in shares of Old Grace Common Stock, as determined by the Old Grace Compensation Committee. Cash payments under earned Performance Units may be deferred, earning interest equivalents computed at the prime rate, compounded semiannually; payments made in common stock may be deferred by means of a deferred compensation trust established by the Company (and continued by New Grace). Deferred amounts are generally payable to the participant following termination of employment.

     In connection with the Reorganization and the Merger, the Old Grace Compensation Committee determined, in accordance with the LTIP, that (a) Performance Units granted for the 1996-1998 and 1997-1999 Performance Periods should vest on a pro rata basis upon completion of the Reorganization and the Merger; (b) the amounts earned under those Units should be calculated based on results achieved through the date of completion of the Reorganization and the Merger; (c) 75% of the estimated value of such vested portions should be paid in cash prior to completion of the Reorganization and the Merger; (d) the balance of such vested portions should be paid in cash following completion of the Reorganization and the Merger; and (e) the value of the unvested portions, which would be based on targeted Performance Units and on the final average price of Old Grace Common Stock immediately prior to completion of the Reorganization and the Merger, should be paid in cash following the end of the respective Performance Periods (subject to continued service). The Old Grace Compensation Committee has also determined that no further grants will be made under the LTIP.

     The following table shows the Performance Units granted during 1997 to the executive officers named in the Summary Compensation Table. All of such Performance Units relate to the 1997-1999 Performance Period.




                                 1997 AWARDS OF CONTINGENT PERFORMANCE UNITS UNDER LTIP
                               -----------------------------------------------------------
                                                                                  MAXIMUM
                                NUMBER OF        THRESHOLD          TARGET       NUMBER OF
            NAME                  UNITS           (A)(B)            (B)(C)         UNITS
----------------------------   -----------   ----------------   -------------   ----------
A. J. Costello .............     14,100      $0 or $423,000      $1,057,000       35,250
L. Ellberger ...............      2,700         0 or 81,000         202,500        6,750
R. H. Beber ................      2,700         0 or 81,000         202,500        6,750
R. J. Bettacchi ............      2,100         0 or 63,000         157,500        5,250
J. R. Hyde .................      2,700         0 or 81,000         202,500        6,750
J. G. Kaenzig, Jr. .........      4,200        0 or 126,000         315,000       10,500

----------

(a) Refers to the minimum amount payable under the LTIP with respect to the 1997-1999 Performance Period. Under the initial terms of the grants, no payment would be made unless the minimum targeted level of shareholder value performance was achieved. (However, see above for information regarding the treatment of Performance Units for the 1997-1999 Performance Period in the Reorganization and the Merger.)

(b) The threshold and target payments shown in the table were calculated on the basis of an assumed market price of $75 per share of the Company's previously outstanding common stock at the end of the 1997-1999 Performance Period. (However, see above for information regarding the treatment of Performance Units for the 1997-1999 Performance Period in the Reorganization and the Merger.)

(c) Refers to the amount payable under the initial terms of the grants with respect to the 1997-1999 Performance Period if the targeted level of shareholder value performance were achieved. (However, see above for information regarding the treatment of Performance Units for the 1997-1999 Performance Period in the Reorganization and the Merger.)


     Pension Arrangements. Salaried employees of designated units who are 21 or older and who have one or more years of service are eligible to participate in the Retirement Plan for Salaried Employees. Under this basic retirement plan, pension benefits are based upon (a) the employee's average annual compensation for the 60 consecutive months in which his or her compensation is highest during the last 180 months of continuous participation and (b) the number of years of the employee's credited service. For purposes of this basic retirement plan, compensation generally includes nondeferred base salary and nondeferred annual incentive compensation (bonus) awards; however, for 1997, federal income tax law limited to $160,000 the annual compensation on which benefits under this plan may be based. The participation of employees of Cryovac (including Mr. Kaenzig) in this plan terminated upon the effectiveness of the Merger.

     The Company also had (and New Grace has) a Supplemental Executive Retirement Plan under which a covered employee will receive the full pension to which he or she would be entitled in the absence of the above and other limitations imposed under federal income tax law. In addition, this supplemental plan recognizes deferred base salary, deferred annual incentive compensation awards and, in some cases, periods of employment during which an employee was ineligible to participate in the basic retirement plan. An employee will generally be eligible to participate in the supplemental plan if he or she has an annual base salary of at least $75,000 and is earning credited service under the basic retirement plan. The participation of employees of Cryovac (including Mr. Kaenzig) in this plan terminated upon the effectiveness of the Merger.

     The following table shows the annual pensions payable under the basic and supplemental plans for different levels of compensation and years of credited service. The amounts shown have been computed on the assumption that the employee retired at age 65 on January 1, 1998, with benefits payable on a straight life annuity basis. Such amounts are subject to (but do not reflect) an offset of 1.25% of the employee's primary Social Security benefit at retirement age for each year of credited service under the basic and supplemental plans.




   HIGHEST                                YEARS OF CREDITED SERVICE
   AVERAGE      -----------------------------------------------------------------------------
    ANNUAL          10           15           20           25           30            35
 COMPENSATION      YEARS        YEARS        YEARS        YEARS        YEARS         YEARS
-------------   ----------   ----------   ----------   ----------   ----------   ------------
 $  100,000      $ 15,000     $ 22,500     $ 30,000     $ 37,500     $ 45,000    $  52,500
    200,000        30,000       45,000       60,000       75,000       90,000      105,000
    300,000        45,000       67,500       90,000      112,500      135,000      157,500
    400,000        60,000       90,000      120,000      150,000      180,000      210,000
    500,000        75,000      112,500      150,000      187,500      225,000      262,500
    600,000        90,000      135,000      180,000      225,000      270,000      315,000
    700,000       105,000      157,500      210,000      262,500      315,000      367,500
    800,000       120,000      180,000      240,000      300,000      360,000      420,000
    900,000       135,000      202,500      270,000      337,500      405,000      472,500
  1,000,000       150,000      225,000      300,000      375,000      450,000      525,000
  1,100,000       165,000      247,500      330,000      412,500      495,000      577,500
  1,200,000       180,000      270,000      360,000      450,000      540,000      630,000
  1,300,000       195,000      292,500      390,000      487,500      585,000      682,500
  1,400,000       210,000      315,000      420,000      525,000      630,000      735,000
  1,500,000       225,000      337,500      450,000      562,500      675,000      787,500
  1,600,000       240,000      360,000      480,000      600,000      720,000      840,000
  1,700,000       255,000      382,500      510,000      637,500      765,000      892,500
  1,800,000       270,000      405,000      540,000      675,000      810,000      945,000
  1,900,000       285,000      427,500      570,000      712,500      855,000      997,500
  2,000,000       300,000      450,000      600,000      750,000      900,000    1,050,000
  2,100,000       315,000      472,500      630,000      787,500      945,000    1,102,500
  2,200,000       330,000      495,000      660,000      825,000      990,000    1,155,000

     At December 31, 1997, Messrs. Costello, Ellberger, Beber, Bettacchi, Hyde and Kaenzig had 3, 3, 10, 26, 35 and 26 years of credited service, respectively, under the basic and supplemental retirement plans. For purposes of those plans, the 1997 compensation of such executive officers was as follows: Mr. Costello -- $1,540,408; Mr. Ellberger -- $452,083; Mr. Beber -- $465,000; Mr. Bettacchi -- $399,350; Mr. Hyde -- $412,600; and Mr. Kaenzig --
$398,666. Mr. Ellberger is entitled to certain pension benefits under his employment agreement (see "Employment Agreements").

     Employment Agreements. Mr. Costello had an employment agreement (which has been assumed by New Grace) providing for his service as chairman, president and chief executive officer through April 1999, subject to (a) earlier termination in certain circumstances and (b) automatic one-year extensions unless either party gives notice that the agreement is not to be extended. The agreement also provides that Mr. Costello will stand for election as a director during its term. Under the agreement, Mr. Costello is entitled to an annual base salary of at least $900,000; an annual incentive compensation award (bonus) of at least $900,000 for 1995 and awards thereafter based on performance, in accordance with the annual incentive compensation program; participation in the LTIP on the same basis as other senior executives; grants of stock options; and participation in all other compensation and benefit plans and programs generally available to senior executives. The agreement also provides for payments in the case of Mr. Costello's disability or death or the termination of his employment with or without cause, including termination following a "change in control" and termination by Mr. Costello for "good reason." For purposes of the agreement, "change in control" means the acquisition of 20% or more of the New Grace common stock, the failure of Board-nominated directors to constitute a majority of any class of the Board of Directors, the occurrence of a transaction in which the shareholders of New Grace immediately preceding such transaction do not own more than 60% of the combined voting power of the corporation resulting from such transaction, or the liquidation or dissolution of New Grace. In the event of the termination of Mr. Costello's employment following a change in control, he will receive a multiple of the sum of his annual base salary plus bonus, pro rata bonus and LTIP awards, earned but unpaid compensation, and the balance of the LTIP awards for all Performance Periods during which the change in control takes place. The foregoing description of Mr. Costello's employment agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which was filed with the SEC as an exhibit to the Quarterly Report on Form 10-Q of the Company's predecessor for the quarter ended June 30, 1995, and by reference to an amendment to such agreement, which was filed with the SEC as an exhibit to the Company's Current Report on Form 8-K filed on October 10, 1996.

     Mr. Ellberger had an employment agreement (which has been assumed by New Grace) providing for his service as senior vice president, strategic planning and development, through May 14, 1998; at that time, the agreement will terminate (except with respect to the retirement arrangements described below) and his employment will be "at will." The agreement provides for an initial annual base salary of $275,000; participation in the annual incentive compensation program, LTIP, and other compensation and benefit plans and programs; the grant of stock options; and the grant of the restricted stock award shown in the Summary Compensation Table. The agreement also provides that if Mr. Ellberger's employment is terminated without cause during the term of the agreement (except in the event of a change in control), he will receive 145% of his base salary for one year or, if longer, the remaining term of the agreement. In addition, the agreement provides that, in determining the benefits payable to Mr. Ellberger under the basic and supplemental retirement plans, his service with his prior employer will be recognized as if it were continuous service with the Company and/or New Grace, with an offset for any retirement benefits payable from his prior employer's retirement plans; however, this special pension arrangement will apply only if Mr. Ellberger's employment ceases after the term of the agreement (or during such term, if his employment is terminated without cause, including termination without cause following a change in control). The agreement also provides for standard relocation assistance arrangements and for a leased car. For purposes of the agreement, "change in control" has the same meaning as in Mr. Costello's agreement, described above. The foregoing description of Mr. Ellberger's employment agreement does not purport to be complete and is qualified in its entirety by reference to such agreement and related agreements, which were filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

     Severance Agreements. New Grace has severance agreements with all of its executive and other officers (except for Mr. Costello, whose employment agreement, discussed above, provides for severance arrangements). These agreements generally provide that in the event of the involuntary termination of the individual's employment without cause (including constructive termination caused by a material reduction in his or her authority or responsibility) following a change in control of New Grace, he or she will receive a severance payment equal to three times the sum of his or her annual base salary plus target annual incentive compensation (bonus), subject to pro rata reduction in the case of an officer who is within 36 months of normal retirement age (65). For purposes of the severance agreements, the definition of "change in control" is identical to the definition contained in Mr. Costello's employment agreement (see "Employment Agreements"), except that, under the severance agreements, a "change in control" (a) does not include the acquisition of 20% or more of New Grace's common stock as a result of a sale of stock by New Grace and (b) includes a transaction in which the shareholders of New Grace do not own 50% or more of the voting power of the corporation resulting from such transaction (as compared to more than 60% under Mr. Costello's agreement). This description of the severance agreements does not purport to be complete and is qualified in its entirety by reference to the form of such agreement, which was filed as an exhibit to the Form 10.

     Executive Salary Protection Plan. All executive and other officers of New Grace participate in the Executive Salary Protection Plan ("ESPP"), which provides that, in the event of a participant's disability or death prior to age 70, New Grace will continue to pay all or a portion of base salary to the participant or a beneficiary for a period based on the participant's age at the time of disability or death. Payments under the ESPP may not exceed 100% of base salary for the first year and 60% thereafter in the case of disability (50% in the case of death). This description of the ESPP does not purport to be complete and is qualified in its entirety by reference to the text of the ESPP, as amended, which was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.


     Certain Relationships and Related Transactions. The following are descriptions of certain relationships and transactions between Grace and its directors and executive officers and/or businesses with which they are affiliated.


     Commercial Transactions. Mr. Costello is a director of Becton, Dickinson and Company ("Becton Dickinson") and FMC Corporation ("FMC"). During 1997, various business units of the Company sold approximately $270,000 of materials and/or products to units of Becton Dickinson. In addition, during 1997 various business units of the Company purchased approximately $1.3 million of materials and/or products from, and sold approximately $125,000 of materials and/or products to, FMC. These transactions were in the ordinary course of business and were on terms believed to be similar to those with unaffiliated parties.


     Legal Proceedings; Indemnification. Certain former officers and directors of the Company, as well as Ms. Kamsky and Mr. Phipps, are defendants in or may otherwise be involved in certain stockholder or other litigation that was pending against the Company prior to the Merger. Under the terms of the Merger Agreement, New Grace has assumed financial responsibility for any liabilities incurred by the Company or its directors or executive officers as a result of such legal proceedings.

                                                                        ANNEX D


                             CONTINGENT STOCK PLAN
                                      OF
                            SEALED AIR CORPORATION,
                          AS PROPOSED TO BE AMENDED*

     Section 1. Purpose. The purpose of the Contingent Stock Plan (the "Plan") of Sealed Air Corporation (the "Corporation") is to assist the Corporation and its subsidiaries in attracting and retaining employees of outstanding competence by providing an incentive that permits those employees responsible for the Corporation's growth to share directly in that growth and to further the identity of their interests with those of the stockholders of the Corporation.

     Section 2. Administration. The Plan shall be administered by a committee (the "Committee") composed of not less than three persons chosen from time to time by the Board of Directors of the Corporation (the "Board") from among those directors of the Corporation who are not, and have not been for at least one year, employees of the Corporation or its subsidiaries. In addition to the powers granted to the Committee as elsewhere set forth in the Plan, and subject to the terms and conditions of the Plan, the Committee is authorized to interpret the Plan, to adopt and revise rules and regulations relating to the Plan and the conduct of the business of the Committee, and to make all determinations that it believes necessary or advisable for the operation and administration of the Plan. All decisions and determinations by the Committee with respect to the Plan shall be final, binding and conclusive upon all parties, including the Corporation, its stockholders and all employees of the Corporation and of its subsidiaries. If no Committee is appointed by the Board or if the Committee shall for any reason cease or become unable to act, the Board shall act as the Committee. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award ("Award") of a right to purchase shares of the $0.10 par value Common Stock of the Corporation (the "Common Stock") granted pursuant to the Plan.

     Section 3. Stock Available. The stock subject to the Plan shall be such authorized but unissued or treasury shares of Common Stock as shall from time to time be determined by the Committee. The total amount of Common Stock that may be issued pursuant to the Plan is 450,450 [2,500,000] shares, subject, however, to adjustment in accordance with the provisions of Section 15. In the event that any Common Stock issued pursuant to the Plan is reacquired by the Corporation upon the exercise of an option described in Section 8, the shares of Common Stock so acquired will again become available for issuance pursuant to the Plan.

     Section 4. Eligibility. Each employee of the Corporation or any subsidiary of the Corporation, including officers, whom the Committee determines is in a position to make a significant contribution to the growth and success of the Corporation shall be eligible to participate under the Plan ("Employee"). An Employee may receive more than one Award under the Plan.

     Section 5. Terms, Conditions and Form of Purchase Agreements. The Committee shall have exclusive jurisdiction, except as otherwise limited by the Plan, to grant all Awards, to select the Employees to be granted Awards, to condition the grant of Awards to specific Employees upon achievement of performance measures under any plan or program adopted by the Corporation, to determine the number of shares of Common Stock to be covered by an Award, to determine the time or times for the grant of Awards, to determine the Issue Price (as such term is defined in Section 7) of the shares of Common Stock that are the subject of an Award, to determine the duration of the Corporation's option described in Section 8, to prescribe the form or forms of agreement for the purchase of the Common Stock that is the subject of an Award ("Purchase Agreement"), to modify any such form of Purchase Agreement, and to have full authority with respect to all other matters relating to the Plan except those matters as are expressly reserved herein to the stockholders of the Corporation. The Committee shall inform the appropriate officers of the Corporation of its determinations, and such officers shall inform the Employee


----------
* Language to be deleted is struck out and to be added is in brackets.

to whom an Award has been made of the grant of such Award. The Committee may authorize any officer of the Corporation to enter into Purchase Agreements on behalf of the Corporation and to take all other action necessary or desirable to effectuate the determinations of the Committee. Purchase Agreements, which need not be identical, shall be in writing and shall not contain provisions inconsistent with provisions of the Plan.

     Section 6. Exercise of Right to Purchase Shares. An Employee who has been granted an Award may exercise his right to purchase shares of Common Stock during the 60 day period beginning immediately after the grant of the Award, provided that he is still an employee of the Corporation or of a subsidiary of the Corporation on the date of such exercise. In order to so exercise such right to purchase, an Employee shall give written notice to the Corporation of such election. The Issue Price of the shares to be issued shall be tendered in cash at the time such notice is given. No such right to purchase shares shall be transferable by an Employee to whom an Award has been granted.

     Section 7. Issue Price of Common Stock. Prior to the issuance of Common Stock to an Employee pursuant to the Plan, the Employee shall pay to the Corporation an amount of money per share ("Issue Price") to be determined by the Committee that shall take into consideration the value of the services performed and to be performed by the Employee, which amount shall not be less per share than the par value of the Common Stock nor more than ten percent (10%) of the fair market value per share thereof. For the purposes of the foregoing sentence, "fair market value per share" shall mean the last sales price of the Common Stock as reported on the consolidated transaction reporting system for New York Stock Exchange listed issues on the day the Committee made the Award or, if no sales occurred on such date, the last sales price on the consolidated transaction reporting system on the most recent prior day on which a sale occurred. If the Common Stock ceases to be listed on the New York Stock Exchange, Inc., fair market value per share shall be determined in such manner as shall be selected by the Committee. If the Issue Price (as determined by the Committee on the date of an Award) shall exceed ten per cent (10%) of the fair market value per share, the Issue Price shall be reduced to an amount that shall represent ten percent (10%) of the fair market value per share.

     Section 8. Option of the Corporation to Reacquire Issued Stock. [Unless a shorter period is specified by the Committee at the time an award is granted and except] Except as provided below, for a period beginning on the date of the grant of an Award and ending on the third anniversary of such date or such later date as the Committee shall determine, any Common Stock issued pursuant to the Plan shall be subject to an option in favor of the Corporation to reacquire such Common Stock at a price per share equal to the Issue Price. Neither the shares of Common Stock issued pursuant to the Plan nor any interest therein shall be sold, transferred or encumbered until such option may no longer become exercisable. The option of the Corporation to reacquire such Common Stock shall become exercisable only upon the termination of employment of the Employee with the Corporation or any of its subsidiaries other than as a result of the Employee's death or permanent and total disability. The decision whether or not to exercise such option as to all or part of the shares subject thereto owned by an Employee shall be made by the Committee and communicated to the Chief Executive Officer or other appropriate officer of the Corporation who shall be authorized to take any and all action necessary to effectuate such decision.

     Section 9. Exercise of Option to Reacquire Issued Stock. The option described in Section 8 shall be exercised in whole or part by the Corporation by its sending, if at all, no later than 90 days after the Employee's termination of employment written notice of such exercise to the Employee at the address specified by the Employee for such purpose, such notice also to set forth the address to which and the date on which the certificates, if any, representing the Common Stock in respect of which the option is being exercised, duly endorsed for transfer, should be sent. The date specified shall not be less than ten days nor more than thirty days from the date of such notice. Such notice shall be sent to the Employee by registered or certified mail, postage prepaid, or by any other delivery service that provides written confirmation of delivery. The Employee or his successor in interest with respect to such shares shall have no further rights as a stockholder from and after the date so specified in such notice. If certificates are duly delivered in accordance with the written notice, the Corporation shall promptly send to the Employee its check in repayment of the Issue Price for such shares. The Corporation shall affix to such certificates any required stock transfer stamps. If certificates are not so delivered, the Corporation shall deposit the required amount of payment in an escrow account in the name of the Employee to be held therein until such certificates are delivered to the Corporation and the Corporation shall immediately advise its transfer agent of such action.

     Section 10. Legend on Stock Certificates. All shares of Common Stock issued under the Plan shall, so long as the restrictions imposed by the Plan remain in effect, be represented by certificates, each of which shall bear a legend in substantially the following form:

     This certificate and the shares represented hereby are held subject to the terms of the Contingent Stock Plan of Sealed Air Corporation which Plan provides that the shares issued pursuant thereto are subject to an option in favor of Sealed Air Corporation to reacquire such shares at a price that may be significantly lower than their fair market value and that neither such shares nor any interest therein may be sold, transferred or encumbered until the expiration of such option. If such option is exercised, the holder of the shares represented by this certificate will have no further rights with respect to such shares and this certificate will be deemed void. A copy of such Plan is available for inspection at the executive offices of Sealed Air Corporation.

Upon the expiration of the Corporation's option to reacquire shares of Common Stock, an Employee may surrender to the Corporation the certificate or certificates representing such shares in exchange for a new certificate or certificates, free of the above legend, or for a statement from the Corporation representing such shares in book entry form free of such legend.

     Section 11. Government and Other Regulations and Restrictions. The obligation of the Corporation to issue Common Stock upon execution of a Purchase Agreement shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required. Shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (a) such shares shall have been registered by the Corporation under the Securities Act of 1933, as amended (the "Securities Act"), (b) the Corporation shall have received either a "no action" letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Corporation to the effect that such sale, transfer or other disposition of the shares may be effected without such registration or (c) such sale, transfer or disposition of the shares is made pursuant to Rule 144 under the Securities Act, as the same may from time to time be in effect, and the Corporation shall have received an opinion of counsel or other information acceptable to the Corporation to such effect. In the event that at the time a Purchase Agreement is executed there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering the shares of Common Stock to be issued pursuant thereto the Employee will execute and deliver to the Corporation upon receipt by him of any such shares an undertaking in form and substance satisfactory to the Corporation that (i) it is his intention to acquire and hold such shares for investment and not for the resale or distribution thereof, (ii) he will comply with the Securities Act with respect to such shares, and (iii) he will indemnify the Corporation for any costs, liabilities and expenses that it may sustain by reason of any violation of the Securities Act occasioned by any act on his part with respect to such shares. The Corporation may require that any certificate or certificates evidencing shares issued pursuant to the Plan bear a restrictive legend intended to effect compliance with the Securities Act or any other applicable regulatory measures.


     Section 12. Registration of Shares. The Corporation shall be under no obligation to register any shares of Common Stock under the Securities Act. However, a Purchase Agreement may make appropriate and reasonable provision for the registration of Common Stock acquired thereunder. The Corporation, at its election, may undertake to pay all fees and expenses of each such registration, other than an underwriter's commission, if any.

     Section 13. No Rights in Common Stock. No Employee shall have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock unless, and until, shares of Common Stock are actually issued to such Employee following execution of a Purchase Agreement and then only from the date the Employee becomes the record owner thereof.

     Section 14. Subsidiaries. The subsidiaries of the Corporation referred to in the Plan are those corporations, joint ventures or other entities in which the Corporation owns, directly or indirectly, in the aggregate at least 50 percent of the voting power of the classes of stock of such entity entitled to vote and those partnerships, joint ventures and other entities in which the Corporation owns, directly or indirectly, a 50 percent or more interest in the capital account or earnings.

     Section 15. Adjustments. In the event of changes in the Common Stock of the Corporation after the Effective Date by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization, or liquidation: (a) the restrictions and the option provided in Section 8 and the requirement of a legend on stock certificates provided in Section 10 shall apply to any securities issued in connection with any such change in respect of stock that has been awarded under the Plan and (b) appropriate adjustments shall be made by the Committee as to
(i) the number of shares to be delivered and the price per share to be paid by the Corporation upon the exercise, in whole or in part, of the option provided in Section 8, (ii) the number of shares to be delivered and the Issue Price where such change occurred after the date of the Award but before the date the stock covered by the Award is delivered and (iii) the number and class of shares available under the Plan in the aggregate.

     Section 16. Change in Control. A "Change in Control" shall occur when (i) there occurs a reorganization, merger, consolidation, sale of all or substantially all the Corporation's assets, or other corporate transaction involving the Corporation (a "Corporate Transaction") and the stockholders of the Corporation immediately prior to such Corporate Transaction do not, immediately after the Corporate Transaction, beneficially own, in the aggregate, directly or indirectly, at least 70% of the combined voting power of the outstanding voting securities of the successor or resulting corporation or other entity resulting from such Corporate Transaction, where the term "beneficially own" shall be used as in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"),
(ii) any "person" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities, (iii) as a result of any solicitation subject to Rule 14a-11 under the Securities Exchange Act (or any successor rule thereto) one or more persons not recommended by or opposed for election to the Board of Directors by one-third or more of the Continuing Directors of the Corporation then in office is or are elected a director of the Corporation, or (iv) the Corporation shall become subject for any reason to a voluntary or involuntary dissolution or liquidation. A "Continuing Director" shall be a director of the Corporation who is serving as such on the Effective Date and any person who is approved as a nominee or elected to the Board of Directors by a majority of Continuing Directors who are then members of the Board of Directors of the Corporation. Upon any Change in Control, as of the close of business at the principal executive office of the Corporation on the business day immediately preceding the date on which such event occurs, for purposes of the Plan and to the extent that the provisions of the Plan remain applicable to shares granted under the Plan, the option provided for in Section 8 of the Plan shall cease without further act to be exercisable with respect to any securities subject to an Award under the Plan, the restrictions provided for in Section 8 of the Plan shall without further act expire and cease to apply to any securities subject to an Award under the Plan, the requirement of a legend on stock certificates provided for in Section 10 of the Plan shall without further act expire and cease to apply to any securities subject to an Award under the Plan, and each Employee holding shares issued under the Plan shall thereupon have the right to receive an unlegended certificate as set forth in the last sentence of Section 10 of the Plan.

     Section 17. Successors. The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

     Section 18. Indemnification of Committee Members. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith, provided that upon institution of any such action, suit or proceeding, the Committee member desiring indemnification shall give the Corporation an opportunity, at its own expense, to conduct and defend the same.


     Section 19. Corporation's Right to Terminate Employment. Nothing contained in the Plan or in any Purchase Agreement shall confer upon any Employee a right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of any Employee at any time, whether with or without cause.


     Section 20. Tax Withholding. Each Purchase Agreement incident to the Plan shall make appropriate provisions for the withholding of any federal, state or local taxes and any other charges that may be required by law to be withheld by reason of an Award, the issuance of Common Stock pursuant to the Plan or the reacquisition of such Common Stock by the Corporation.


     Section 21. Action by Corporation. Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalizations or other change in the Common Stock referred to in Section 15, any change in the Corporation's business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation.


     Section 22. Reliance on Reports. Each member of the Committee shall be fully justified in relying or acting in good faith upon any reports or other information furnished in connection with the Plan by any person or persons. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken or failure to act, if in good faith.


     Section 23. Expenses. The expenses of administering the Plan shall be borne by the Corporation.


     Section 24. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.


     Section 25. Termination and Amendment of the Plan. The Committee shall have complete power and authority to amend, suspend or terminate the Plan and, if suspended, reinstate any and all provisions of the Plan except that without [further] approval of the stockholders of the Corporation and except as otherwise provided in Section 15, (i) the number of shares available for issuance under the Plan either in the aggregate or to any one person shall not be increased, (ii) the minimum three year period specified in Section 8 shall not be decreased, (iii) the Class of persons eligible to receive Awards under the Plan shall not be expanded, and (iv) [ and (ii)] the minimum Issue Price shall not be decreased. Any Common Stock issued under the Plan with respect to which the period specified in or pursuant to Section 8 has not expired on or before the date of termination of the Plan shall remain subject to reacquisition by the Corporation pursuant to Section 8 until the expiration of such period.


     Section 26. Effective Date. The Plan shall become effective on April 2, 1998 (the "Effective Date").

                                                                        ANNEX E


                             RESTRICTED STOCK PLAN
                          FOR NON-EMPLOYEE DIRECTORS
                                      OF
                             SEALED AIR CORPORATION

     Section 1. Purpose. The Restricted Stock Plan for Non-Employee Directors (the "Plan") of Sealed Air Corporation (the "Corporation"), formerly W. R. Grace & Co., a Delaware corporation, is designed to enhance the ability of the Corporation to attract, retain and motivate Non-Employee Directors (as defined in Section 3) of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the Corporation's Common Stock. It is the intention of the Plan to provide for payment in shares of the Corporation's common stock, par value $0.10 per share ("Common Stock"), of all or a portion of the annual retainer paid to each Non-Employee Director for serving as a director of the Corporation.

     Section 2. Stock Available. The stock subject to the Plan shall be such authorized but unissued or treasury shares of Common Stock as shall from time to time be available for issuance pursuant to the Plan. The total amount of Common Stock which may be issued pursuant to the Plan is 100,000 shares, subject to adjustment in accordance with the provisions of Section 7.

     Section 3. Eligibility. Each Non-Employee Director of the Corporation shall be eligible to participate in the Plan. As used in the Plan, the term "Non-Employee Director" shall include any person who, at the time he or she becomes otherwise entitled to receive a grant of shares under the Plan, is not an officer or employee of the Corporation or any of its Subsidiaries (as such term is defined in Section 16). Any Non-Employee Director who becomes an officer or employee of the Corporation or any of its Subsidiaries shall cease to be eligible to participate in the Plan for so long as such person remains as such an officer or employee.

     Section 4. Grants of Shares. Grants of shares of Common Stock available for issuance under the Plan shall be made as follows:

     (a) Annual Grants. Upon the adjournment of each annual meeting of the stockholders of the Corporation, each Non-Employee Director who has been elected a director of the Corporation at such meeting or who is then serving as a director of the Corporation and was not a nominee for election at such annual meeting because his or her term extends past such annual meeting shall receive a grant of 1,200 shares of Common Stock.

     (b) Interim Grants. If any Non-Employee Director is elected a director other than at an annual meeting of the stockholders of the Corporation, such Non-Employee Director shall receive on the date of such Non-Employee Director's election a grant of shares of Common Stock pursuant to the Plan in the amount of 100 shares of Common Stock for each full 30-day period during the period commencing on and including the date of such person's election as a director and ending on and including the date of the next annual meeting of the stockholders of the Corporation provided for in accordance with the By-Laws of the Corporation as then in effect. No shares shall be included in such grant on account of any such period of less than 30 days.

     (c) Non-Transferability of Grants. Except for gifts of shares permitted under this Section, no grant of shares of Common Stock pursuant to the Plan shall be transferable by the recipient of such grant, and no shares of Common Stock issued pursuant to the Plan, or any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including without limitation by way of gift or donation) by the Non-Employee Director to whom such shares are issued as long as such Non-Employee Director shall remain a director of the Corporation. Any Non-Employee Director of the Corporation may make a gift of any such shares to members of the immediate family of such Non-Employee Director or to a trust or other form of indirect ownership (a "Permitted Transferee") on the conditions that (i) the Non-Employee Director shall continue to be deemed a beneficial owner of such transferred shares and retain voting and investment control over such shares while the Non-Employee Director remains a director of the Corporation and (ii) the Permitted Transferee shall execute an agreement with the Corporation on terms acceptable to counsel to the Corporation providing that such shares shall be subject to all terms and restrictions of this Plan. For the purpose of this Section 4(c), "immediate family" shall have the meaning given in Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and "beneficial owner" shall have the meaning given in Rule 16a-1 under the Securities Exchange Act, other than for purposes of determining beneficial ownership of more than ten percent of any class of equity securities.

     (d) Execution of Agreement. Each grant of Common Stock pursuant to this
   Section 4 shall be contingent upon and subject to (i) payment by such Non-Employee Director pursuant to Section 5 of the Issue Price for the shares covered by such grant and (ii) the execution by the Non-Employee Director of a document agreeing to hold the shares of Common Stock covered by such grant in accordance with the terms and conditions of the Plan (including without limitation Sections 4(c) and 10) and containing such other terms and conditions as may be required by counsel to the Corporation in order to comply with federal or state securities laws or other legal requirements.

     Section 5. Issue Price of Common Stock. Prior to the issuance of Common Stock to a Non-Employee Director pursuant to the Plan, the Non-Employee Director shall pay to the Corporation an amount of money per share ("Issue Price") equal to the lesser of (a) $1.00 per share and (b) ten percent (10%) of the fair market value per share thereof; provided, however, that such amount shall not be less per share than the par value per share of the Common Stock. For the purpose of the foregoing sentence, "fair market value per share" shall mean the last sales price of the Common Stock as reported on the date of grant as reported on the consolidated transaction reporting system for New York Stock Exchange listed issues on that date or, if no sales occurred on that date, the last sales price on the consolidated transaction reporting system on the most recent prior day on which a sale occurred. The Issue Price for shares of Common Stock granted pursuant to the Plan shall be tendered to the Corporation within thirty (30) days after notice of the amount thereof is given by the Corporation to the recipient of such shares.

     Section 6. Change in Control. A "Change in Control" shall occur when (i) there occurs a reorganization, merger, consolidation, sale of all or substantially all the Corporation's assets, or other corporate transaction involving the Corporation (a "Corporate Transaction") and the stockholders of the Corporation immediately prior to such Corporate Transaction do not, immediately after the Corporate Transaction, beneficially own, in the aggregate, directly or indirectly, at least 70% of the combined voting power of the outstanding voting securities of the successor or resulting corporation or other entity resulting from such Corporate Transaction, where the term "beneficially own" shall be used as in Sections 13(d) and 14(d) of the Securities Exchange Act, (ii) any "person" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities, (iii) as a result of any solicitation subject to Rule 14a-11 under the Securities Exchange Act (or any successor rule thereto) one or more persons not recommended by or opposed for election to the Board of Directors by one-third or more of the Continuing Directors of the Corporation then in office is or are elected a director of the Corporation, or (iv) the Corporation shall become subject for any reason to a voluntary or involuntary dissolution or liquidation. A "Continuing Director" shall be a director of the Corporation who is serving as such on the Effective Date and any person who is approved as a nominee or elected to the Board of Directors by a majority of Continuing Directors who are then members of the Board of Directors of the Corporation. Upon any Change in Control, as of the close of business at the principal executive office of the Corporation on the business day immediately preceding the date on which such event occurs, for purposes of the Plan and to the extent that the provisions of the Plan remain applicable to shares granted under the Plan, the restriction provided for in Section 4(c) of the Plan shall without further act expire and cease to apply to any securities granted under the Plan, the requirement of a legend on stock certificates provided for in
Section 9 of the Plan shall without further act expire and cease to apply to any securities granted under the Plan, and each Non-Employee Director or Permitted Transferee holding shares issued under the Plan shall thereupon have the right to receive unlegended shares as set forth in the last sentence of
Section 9 of the Plan.

     Section 7. Adjustments. In the event of changes in the Common Stock of the Corporation after the Effective Date by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization or liquidation: (a) the restrictions provided in
Section 4(c) and the requirement of a legend on stock certificates provided in Sections 9 and 10(d) shall apply to any securities issued in connection with any such change in respect of stock which has been granted under the Plan and
(b) appropriate adjustments shall be made by the Board of Directors as to (i) the number of shares to be delivered pursuant to grants made pursuant to
Section 4(a) or 4(b) on or after the record date or other effective date of such change, (ii) the number of shares to be delivered and the Issue Price where such change occurred after the date of the grant but before the date the stock covered by the grant is delivered and (iii) the number and class of shares available under the Plan in the aggregate, which changes shall be made in the same manner as such items are adjusted for purposes of the Contingent Stock Plan of Sealed Air Corporation as then in effect.

     Section 8. Action by Corporation. Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalizations or other change in the Common Stock referred to in Section 7, any change in the Corporation's business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation.

     Section 9. Legend on Stock Certificates. All shares of Common Stock issued under the Plan shall, so long as the restrictions imposed by the Plan (including without limitation Section 4(c)) remain in effect, be represented by certificates, each of which shall bear a legend in substantially the following form:

     This certificate and the shares represented hereby are held subject to the terms of the Restricted Stock Plan for Non-Employee Directors of Sealed Air Corporation, which Plan provides that neither the shares issued pursuant thereto, nor any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including without limitation by way of gift or donation) except in accordance with such Plan. A copy of such Plan is available for inspection at the executive offices of Sealed Air Corporation.

Each Non-Employee Director and his or her Permitted Transferees may surrender to the Corporation the certificate or certificates representing such shares in exchange for a new certificate or certificates, free of the above legend, or for a statement from the Corporation representing such shares held in book entry form free of such legend at any time after either such Non-Employee Director has ceased to be a director of the Corporation or the restriction set forth in Section 4(c) has otherwise ceased to apply to the shares covered by such certificate.

     Section 10. Government and Other Regulations and Restrictions.

     (a) In General. The issuance by the Corporation of any shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

     (b) Registration of Shares. The Corporation shall use its reasonable commercial efforts to cause the grants of shares of Common Stock to be made pursuant to this Plan to be registered under the Securities Act of 1933, as amended (the "Securities Act"), but shall otherwise be under no obligation to register any shares of Common Stock issued under the Plan under the Securities Act or otherwise. If, at the time any shares of Common Stock are issued pursuant to the Plan or transferred to a Permitted Transferee, there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering such shares of Common Stock, the person to whom such shares are to be issued will execute and deliver to the Corporation upon receipt by him or her of any such shares an undertaking, in form and substance satisfactory to the Corporation, that (i) such person has had access or will, by reason of such person's service as a director of the Corporation, or otherwise, have access to sufficient information concerning the Corporation to enable him or her to evaluate the merits and risks of the acquisition of shares of the Corporation's Common Stock pursuant to the Plan, (ii) such person has such knowledge and experience in financial and business matters that such person is capable of evaluating such acquisition, (iii) it is the intention of such person to acquire and hold such shares for investment and not for the resale or distribution thereof,
   (iv) such person will comply with the Securities Act and the Securities Exchange Act with respect to such shares, and (v) such person will indemnify the Corporation for any costs, liabilities and expenses which the Corporation may sustain by reason of any violation of the Securities Act or the Securities Exchange Act occasioned by any act or omission on his or her part with respect to such shares.

     (c) Resale of Shares. Without limiting the generality of Section 4(c), shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (i) such shares shall have been registered by the Corporation under the Securities Act, (ii) the Corporation shall have received either a "no action" letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Corporation to the effect that such sale, transfer or other disposition of the shares may be effected without such registration, or (iii) such sale, transfer or disposition of the shares is made pursuant to Rule 144 under the Securities Act, as the same may from time to time be in effect, and the Corporation shall have received information acceptable to the Corporation to such effect.

     (d) Legend on Certificates. The Corporation may require that any certificate or certificates evidencing shares issued pursuant to the Plan bear a restrictive legend, and be subject to stop-transfer orders or other actions, intended to effect compliance with the Securities Act or any other applicable regulatory measures.

     Section 11. Corporation's Right to Terminate Retention;
Non-Exclusivity. Nothing contained in the Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements or modifying existing compensation arrangements for Non-Employee Directors, subject to stockholder approval if such approval is required by applicable statute, rule or regulation; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any member of the Board of Directors of the Corporation any right to continued membership on the Board of Directors of the Corporation.

     Section 12. No Rights in Common Stock. No Non-Employee Director or Permitted Transferee shall have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock granted pursuant to the Plan unless, and until, shares of Common Stock are actually issued to such person and then only from the date such person becomes the record owner thereof.

     Section 13. Tax Withholding. The Corporation shall make appropriate provisions for the payment of any federal, state or local taxes or any other charges that may be required by law to be withheld by reason of a grant or the issuance of shares of Common Stock pursuant to the Plan.

     Section 14. No Liability. No member of the Board of Directors of the Corporation, nor any officer or employee of the Corporation acting on behalf of the Board of Directors of the Corporation, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of Directors and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation.

     Section 15. Successors. The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

     Section 16. Subsidiaries. For the purposes of the Plan, the term "Subsidiaries" includes those corporations 50 per cent or more of whose outstanding voting stock is owned or controlled, directly or indirectly, by the Corporation and those partnerships and joint ventures in which the Corporation owns directly or indirectly a 50 per cent or more interest in the capital account or earnings.

     Section 17. Expenses. The expenses of administering the Plan shall be borne by the Corporation.


     Section 18. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.


     Section 19. Termination and Amendment of the Plan. The Board of Directors may from time to time amend this Plan, or discontinue the Plan or any provisions thereof; provided that no amendment or modification of the Plan shall be made without the approval of the stockholders of the Corporation that would:


       (a) increase the number of shares of Common Stock available for grant under the Plan;


       (b) materially increase the benefits accruing to participants under the Plan;


       (c) modify the requirements as to eligibility for participation under the Plan; or


       (d) change any of the provisions of this Section 19.


No amendment or discontinuation of the Plan or any provision thereof shall, without the written consent of the participant, adversely affect any shares theretofore granted to such participant under the Plan.


     Section 20. Effective Date. The Plan shall become effective (the "Effective Date") on the date of the Plan's approval by the stockholders of the Corporation.

                                     PROXY
             SEALED AIR CORPORATION PROXY/VOTING INSTRUCTION CARD

                    FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints T. J. Dermot Dunphy, William V. Hickey and H. Katherine White, or a majority of them as shall act (or if only one shall act, then that one) (the "Proxy Committee"), proxies with power of substitution to act and vote at the Annual Meeting of Stockholders of Sealed Air Corporation (the "1998 Annual Meeting") to be held at 11:00 a.m. local time on June 26, 1998 at the Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey 07663 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 1998 Annual Meeting.


If the undersigned is a participant in Sealed Air Corporation's Thrift and Tax-Deferred Savings Plan or its Thrift Plan for Cryovac Employees and has stock of Sealed Air Corporation allocated to his or her account, then the undersigned instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 1998 Annual Meeting and any adjournments thereof and in their discretion upon any other matters that may properly come before the 1998 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions.


                                                 Comments:

Election of Class III Directors,                 ------------------------------
Nominees:
                                                 ------------------------------

Lawrence R. Codey                                ------------------------------
David Freeman
Robert L. San Soucie                             ------------------------------



PLEASE MARK, DATE AND SIGN YOUR PROXY ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE. SEE REVERSE SIDE

[X] PLEASE MARK YOUR                                                       2905
    VOTE AS IN THIS                                                        ----
    EXAMPLE


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL CLASS III DIRECTORS AND FOR PROPOSALS 2 THROUGH 7. IF NO
     CHOICE IS SPECIFIED, THIS PROXY WHEN PROPERLY SIGNED AND RETURNED WILL BE VOTED FOR ELECTION OF ALL CLASS III
                 DIRECTORS AND FOR PROPOSALS 2 THROUGH 7. PLEASE DATE AND SIGN AND RETURN PROMPTLY.
------------------------------------------------------------------------------------------------------------------------------------

                          FOR  WITHHELD                          FOR  AGAINST ABSTAIN  Amendments of certificate of
                                                                                       incorporation to repeal
1. Election of Class III  [ ]    [ ]    2. Amendment of the      [ ]    [ ]     [ ]    super majority provisions:
   Directors. (See                         Contingent Stock                                                    FOR  AGAINST ABSTAIN
   reverse)                                Plan, including an
                                           increase in the shares                      4. classified            [ ]    [ ]     [ ]
                                           of Common Stock                                board and removal
                                           available thereunder.                          only for cause
For, except vote withheld
from the following                                               FOR  AGAINST ABSTAIN  5. stockholder           [ ]    [ ]     [ ]
nominee(s):                             3. Adoption of the       [ ]    [ ]     [ ]       action by written
-------------------------                  Restricted Stock Plan                          consent
                                           for Non-Employee
                                           Directors.                                  6.  stockholder          [ ]    [ ]     [ ]
                                                                                           amendments
                                                                                           to by-laws

                                                                                       7. Ratification of the   [ ]    [ ]     [ ]
                                                                                          appointment of KPMG
                                                                                          Peat Marwick LLP as
                                                                                          the independent
                                                                                          auditors for the year
                                                                                          ending December 31,
                                                                                          1998.

                                                                                       8. In accordance with the Proxy Committee's
                                                                                          discretion, upon such other matters as may
                                                                                          properly come before the meeting.
------------------------------------------------------------------------------------------------------------------------------------

                                         Please mark this box if you plan   [ ]
                                         to attend the Annual Meeting.


                                         The signer hereby revokes all
                                         proxies previously given by the
                                         signer to vote at the 1998
                                         Annual Meeting and any
                                         adjournments and acknowledges
                                         receipt of the Proxy Statement
                                         dated May 21, 1998.


SIGNATURE(S) -------------------------------------------   DATE ---------------


NOTE: Please sign EXACTLY as name appears on reverse side. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.